UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21563

Eaton Vance Short Duration Diversified Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

April 30, 2015

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Short Duration Diversified Income Fund (EVG)

Semiannual Report

April 30, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund currently distributes monthly cash distributions equal to $0.09 per share in accordance with the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Semiannual Report April 30, 2015

Eaton Vance

Short Duration Diversified Income Fund

Table of Contents

Performance	2

Fund Profile	2

Endnotes and Additional Disclosures	3

Consolidated Financial Statements	4

Annual Meeting of Shareholders	44

Board of Trustees’ Contract Approval	45

Officers and Trustees	48

Important Notices	49

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2015

Performance1

Portfolio Managers Scott H. Page, CFA, Payson F. Swaffield, CFA, Catherine C. McDermott, Andrew Szczurowski, CFA and Eric Stein, CFA

% Average Annual Total Returns	Inception Date	Six Months	One Year	Five Years	Ten Years
Fund at NAV	02/28/2005	2.59%	4.76%	4.35%	6.11%
Fund at Market Price	—	5.43	4.62	3.38	5.58

% Premium/Discount to NAV[2]
					–9.23%

Distributions[3]
Total Distributions per share for the period					$0.540
Distribution Rate at NAV					6.64%
Distribution Rate at Market Price					7.32%

% Total Leverage[4]
Derivatives					22.86%
Borrowings					20.90

Fund Profile

Asset Allocation (% of total leveraged assets)5

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2015

Endnotes and Additional Disclosures

[1]	Performance results reflect the effects of leverage. Absent an expense waiver by the investment adviser, if applicable, the returns would be lower.

[2]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[3]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance. com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[4]

The Fund employs leverage through derivatives and borrowings. Total leverage is shown as a percentage of the Fund’s aggregate net assets plus the absolute notional value of long and short derivatives and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[5]

Total leveraged assets include all assets of the Fund (including those acquired with financial leverage) and derivatives held by the Fund. Asset Allocation as a percentage of the Fund’s net assets amounted to 177.8%. Please refer to the definition of total leveraged assets within the Notes to Consolidated Financial Statements included herein.

Fund profile subject to change due to active management.

3

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2015

Consolidated Portfolio of Investments (Unaudited)

Senior Floating-Rate Interests — 55.2%(1)

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.7%
BE Aerospace, Inc.
Term Loan, 4.00%, Maturing December 16, 2021	200	$201,969
DAE Aviation Holdings, Inc.
Term Loan, 5.00%, Maturing November 2, 2018	123	123,777
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019	366	357,301
Standard Aero Limited
Term Loan, 5.00%, Maturing November 2, 2018	56	56,017
Transdigm, Inc.
Term Loan, 3.75%, Maturing February 28, 2020	905	908,748
Term Loan, 3.75%, Maturing June 4, 2021	323	323,747

		$1,971,559

Air Transport — 0.1%
Virgin America, Inc.
Term Loan, 4.50%, Maturing April 4, 2019	450	$411,525

		$411,525

Automotive — 2.2%
Affinia Group Intermediate Holdings, Inc.
Term Loan, 4.75%, Maturing April 27, 2020	78	$78,424
Allison Transmission, Inc.
Term Loan, 3.50%, Maturing August 23, 2019	615	619,542
Chrysler Group, LLC
Term Loan, 3.50%, Maturing May 24, 2017	886	888,955
Term Loan, 3.25%, Maturing December 31, 2018	371	372,138
CS Intermediate Holdco 2, LLC
Term Loan, 4.00%, Maturing April 4, 2021	571	574,254
Dayco Products, LLC
Term Loan, 5.25%, Maturing December 12, 2019	173	174,116
Federal-Mogul Holdings Corporation
Term Loan, 4.75%, Maturing April 15, 2021	670	669,854
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 4.75%, Maturing April 30, 2019	958	970,312
INA Beteiligungsgesellschaft GmbH
Term Loan, 4.25%, Maturing May 15, 2020	200	201,958
MPG Holdco I, Inc.
Term Loan, 4.25%, Maturing October 20, 2021	516	518,535
TI Group Automotive Systems, LLC
Term Loan, 4.25%, Maturing July 2, 2021	645	647,141
Tower Automotive Holdings USA, LLC
Term Loan, 4.00%, Maturing April 23, 2020	606	608,536

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Automotive (continued)
Visteon Corporation
Term Loan, 3.50%, Maturing April 9, 2021	174	$173,878

		$6,497,643

Beverage and Tobacco — 0.1%
Flavors Holdings, Inc.
Term Loan, 6.75%, Maturing April 3, 2020	146	$141,863

		$141,863

Brokerage / Securities Dealers / Investment Houses — 0.0%(2)
Astro AB Borrower, Inc.
Term Loan, Maturing April 30, 2022(3)	75	$76,031

		$76,031

Building and Development — 0.9%
ABC Supply Co., Inc.
Term Loan, 3.50%, Maturing April 16, 2020	246	$247,266
CPG International, Inc.
Term Loan, 4.75%, Maturing September 30, 2020	99	98,069
Gates Global, Inc.
Term Loan, 4.25%, Maturing July 5, 2021	1,047	1,049,081
Headwaters, Incorporated
Term Loan, 4.50%, Maturing March 24, 2022	50	50,375
Ply Gem Industries, Inc.
Term Loan, 4.00%, Maturing February 1, 2021	496	496,241
Quikrete Holdings, Inc.
Term Loan, 4.00%, Maturing September 28, 2020	165	166,125
RE/MAX International, Inc.
Term Loan, 4.25%, Maturing July 31, 2020	355	354,454
WireCo WorldGroup, Inc.
Term Loan, 6.00%, Maturing February 15, 2017	92	92,418

		$2,554,029

Business Equipment and Services — 4.7%
Acosta Holdco, Inc.
Term Loan, 4.25%, Maturing September 26, 2021	647	$654,834
Altisource Solutions S.a.r.l.
Term Loan, 4.50%, Maturing December 9, 2020	518	448,422
AVSC Holding Corp.
Term Loan, 4.50%, Maturing January 24, 2021	74	74,621
Brickman Group Ltd., LLC
Term Loan, 4.00%, Maturing December 18, 2020	148	148,663
Ceridian, LLC
Term Loan, 4.50%, Maturing September 15, 2020	620	620,391

4	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2015

Consolidated Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
ClientLogic Corporation
Term Loan, 7.53%, Maturing January 30, 2017		165	$164,504
Corporate Capital Trust, Inc.
Term Loan, 4.00%, Maturing May 15, 2019		571	571,583
Education Management, LLC
Term Loan, 5.50%, Maturing July 2, 2020		80	71,920
Term Loan, 8.50%, (2.00% Cash, 6.50% PIK), Maturing July 2, 2020		135	108,568
EIG Investors Corp.
Term Loan, 5.00%, Maturing November 9, 2019		465	460,852
Emdeon Business Services, LLC
Term Loan, 3.75%, Maturing November 2, 2018		268	269,040
Expert Global Solutions, Inc.
Term Loan, 8.50%, Maturing April 3, 2018		115	115,779
Extreme Reach, Inc.
Term Loan, 6.75%, Maturing February 7, 2020		140	141,231
Garda World Security Corporation
Term Loan, 4.00%, Maturing November 6, 2020		60	60,345
Term Loan, 4.00%, Maturing November 6, 2020		236	235,895
Genpact International, Inc.
Term Loan, 3.50%, Maturing August 30, 2019		318	319,026
IG Investment Holdings, LLC
Term Loan, 6.00%, Maturing October 29, 2021		370	370,529
IMS Health Incorporated
Term Loan, 3.50%, Maturing March 17, 2021		992	994,653
Information Resources, Inc.
Term Loan, 4.75%, Maturing September 30, 2020		222	222,940
ION Trading Technologies S.a.r.l.
Term Loan, 4.50%, Maturing June 10, 2021	EUR	180	204,538
Term Loan - Second Lien, 7.25%, Maturing June 10, 2022		200	199,500
KAR Auction Services, Inc.
Term Loan, 3.50%, Maturing March 11, 2021		544	545,824
Kronos Incorporated
Term Loan, 4.50%, Maturing October 30, 2019		439	442,705
Term Loan - Second Lien, 9.75%, Maturing April 30, 2020		200	206,285
MCS AMS Sub-Holdings, LLC
Term Loan, 7.00%, Maturing October 15, 2019		91	88,504
Monitronics International, Inc.
Term Loan, 4.25%, Maturing March 23, 2018		99	99,117
Term Loan, 4.50%, Maturing April 2, 2022		125	125,781
PGX Holdings, Inc.
Term Loan, 6.25%, Maturing September 29, 2020		99	99,676
Quintiles Transnational Corp.
Term Loan, 3.75%, Maturing June 8, 2018		812	815,040

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
RCS Capital Corporation
Term Loan, 6.50%, Maturing April 29, 2019		168	$166,543
Sensus USA, Inc.
Term Loan, 4.50%, Maturing May 9, 2017		120	119,930
ServiceMaster Company
Term Loan, 4.25%, Maturing July 1, 2021		423	424,591
SunGard Data Systems, Inc.
Term Loan, 3.93%, Maturing February 28, 2017		32	32,554
Term Loan, 4.00%, Maturing March 8, 2020		1,482	1,493,219
TNS, Inc.
Term Loan, 5.00%, Maturing February 14, 2020		170	170,908
TransUnion, LLC
Term Loan, 4.00%, Maturing April 9, 2021		1,016	1,021,959
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 5.75%, Maturing September 2, 2021		224	227,050
West Corporation
Term Loan, 3.25%, Maturing June 30, 2018		1,301	1,305,239

			$13,842,759

Cable and Satellite Television — 1.2%
Atlantic Broadband Finance, LLC
Term Loan, 3.25%, Maturing November 30, 2019		132	$131,966
Cequel Communications, LLC
Term Loan, 3.50%, Maturing February 14, 2019		736	739,509
CSC Holdings, Inc.
Term Loan, 2.68%, Maturing April 17, 2020		311	310,374
MCC Iowa, LLC
Term Loan, 3.25%, Maturing January 29, 2021		172	171,508
Term Loan, 3.75%, Maturing June 30, 2021		149	149,480
Mediacom Illinois, LLC
Term Loan, 3.75%, Maturing June 30, 2021		75	74,882
Numericable U.S., LLC
Term Loan, 4.50%, Maturing May 21, 2020		174	174,440
Term Loan, 4.50%, Maturing May 21, 2020		201	201,633
Virgin Media Bristol, LLC
Term Loan, 3.50%, Maturing June 7, 2020		684	685,215
Virgin Media Investment Holdings Limited
Term Loan, 4.25%, Maturing June 30, 2023	GBP	300	463,378
Ziggo B.V.
Term Loan, 3.75%, Maturing January 15, 2022	EUR	65	73,615
Term Loan, 3.75%, Maturing January 15, 2022	EUR	101	114,270
Term Loan, 3.75%, Maturing January 15, 2022	EUR	183	206,832

			$3,497,102

5	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2015

Consolidated Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics — 2.9%
Aruba Investments, Inc.
Term Loan, 5.25%, Maturing February 2, 2022		50	$50,530
Axalta Coating Systems US Holdings, Inc.
Term Loan, 3.75%, Maturing February 1, 2020		516	518,583
AZ Chem US, Inc.
Term Loan, 4.50%, Maturing June 12, 2021		115	115,851
Colouroz Investment 1, GmbH
Term Loan, 4.75%, Maturing September 7, 2021		25	24,933
Term Loan, 4.75%, Maturing September 7, 2021		149	150,824
ECO Services Operations, LLC
Term Loan, 4.75%, Maturing December 4, 2021		75	75,561
Emerald Performance Materials, LLC
Term Loan, 4.50%, Maturing August 1, 2021		348	350,717
Term Loan - Second Lien, 7.75%, Maturing August 1, 2022		100	100,375
Gemini HDPE, LLC
Term Loan, 4.75%, Maturing August 7, 2021		372	374,982
Huntsman International, LLC
Term Loan, 2.72%, Maturing April 19, 2017		1,485	1,487,212
Term Loan, 3.75%, Maturing August 12, 2021		374	376,400
Ineos US Finance, LLC
Term Loan, 3.75%, Maturing May 4, 2018		1,612	1,617,135
Term Loan, 4.25%, Maturing March 31, 2022		125	125,893
Kronos Worldwide, Inc.
Term Loan, 4.75%, Maturing February 18, 2020		50	49,941
MacDermid, Inc.
Term Loan, 4.50%, Maturing June 7, 2020		247	249,558
Term Loan, 4.75%, Maturing June 7, 2020		125	126,113
Minerals Technologies, Inc.
Term Loan, 4.00%, Maturing May 7, 2021		320	322,298
Orion Engineered Carbons GmbH
Term Loan, 5.00%, Maturing July 25, 2021		100	100,619
Term Loan, 5.00%, Maturing July 25, 2021	EUR	199	226,147
OXEA Finance, LLC
Term Loan, 4.25%, Maturing January 15, 2020		123	120,893
Polarpak, Inc.
Term Loan, 4.50%, Maturing June 7, 2020		209	209,896
PQ Corporation
Term Loan, 4.00%, Maturing August 7, 2017		220	220,309
Solenis International L.P.
Term Loan, 4.50%, Maturing July 31, 2021	EUR	174	197,242
Sonneborn Refined Products B.V.
Term Loan, 5.50%, Maturing December 10, 2020		15	15,093

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Sonneborn, LLC
Term Loan, 5.50%, Maturing December 10, 2020		85	$85,529
Tata Chemicals North America, Inc.
Term Loan, 3.75%, Maturing August 7, 2020		221	221,201
Trinseo Materials Operating S.C.A.
Term Loan, Maturing October 13, 2021(3)		50	50,281
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.25%, Maturing March 19, 2020		392	394,106
Univar, Inc.
Term Loan, 5.00%, Maturing June 30, 2017		573	576,487
WNA Holdings, Inc.
Term Loan, 4.50%, Maturing June 7, 2020		155	155,717

			$8,690,426

Conglomerates — 0.4%
RGIS Services, LLC
Term Loan, 5.50%, Maturing October 18, 2017		733	$690,909
Spectrum Brands Europe GmbH
Term Loan, 3.75%, Maturing September 4, 2019	EUR	173	195,861
Spectrum Brands, Inc.
Term Loan, 3.50%, Maturing September 4, 2019		197	197,739

			$1,084,509

Containers and Glass Products — 1.4%
Berry Plastics Holding Corporation
Term Loan, 3.50%, Maturing February 8, 2020		417	$417,281
Term Loan, 3.75%, Maturing January 6, 2021		797	800,525
Crown Americas, LLC
Term Loan, 5.50%, Maturing October 22, 2021		299	301,493
Hilex Poly Co., LLC
Term Loan, 6.00%, Maturing December 5, 2021		299	303,365
Libbey Glass, Inc.
Term Loan, 3.75%, Maturing April 9, 2021		50	49,796
Pelican Products, Inc.
Term Loan, 5.25%, Maturing April 10, 2020		434	434,399
Reynolds Group Holdings, Inc.
Term Loan, 4.50%, Maturing December 1, 2018		1,492	1,507,501
TricorBraun, Inc.
Term Loan, 4.00%, Maturing May 3, 2018		390	390,445

			$4,204,805

Cosmetics / Toiletries — 0.3%
Prestige Brands, Inc.
Term Loan, 4.50%, Maturing September 3, 2021		113	$113,611

6	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2015

Consolidated Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Cosmetics / Toiletries (continued)
Revlon Consumer Products Corporation
Term Loan, 4.00%, Maturing October 8, 2019	218	$219,317
Sun Products Corporation (The)
Term Loan, 5.50%, Maturing March 23, 2020	413	398,609

		$731,537

Drugs — 1.5%
Alkermes, Inc.
Term Loan, 3.50%, Maturing September 18, 2019	73	$73,568
AMAG Pharmaceuticals, Inc.
Term Loan, 7.25%, Maturing November 12, 2020	122	123,094
Concordia Healthcare Corp.
Term Loan, 4.75%, Maturing March 30, 2022	50	50,458
DPx Holdings B.V.
Term Loan, 4.25%, Maturing March 11, 2021	397	398,075
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 3.25%, Maturing March 1, 2021	50	49,603
Horizon Pharma Holdings USA, Inc.
Term Loan, Maturing April 22, 2021(3)	50	50,422
Mallinckrodt International Finance S.A.
Term Loan, 3.25%, Maturing March 19, 2021	272	272,639
Term Loan, 3.50%, Maturing March 19, 2021	224	224,594
Par Pharmaceutical Companies, Inc.
Term Loan, 4.00%, Maturing September 30, 2019	1,039	1,041,945
Valeant Pharmaceuticals International, Inc.
Term Loan, 3.50%, Maturing February 13, 2019	340	341,833
Term Loan, 3.50%, Maturing December 11, 2019	341	342,562
Term Loan, 3.50%, Maturing August 5, 2020	717	719,403
Term Loan, 4.00%, Maturing April 1, 2022	700	705,732
VWR Funding, Inc.
Term Loan, 3.43%, Maturing April 3, 2017	33	33,050

		$4,426,978

Ecological Services and Equipment — 0.2%
ADS Waste Holdings, Inc.
Term Loan, 3.75%, Maturing October 9, 2019	388	$387,485
EnergySolutions, LLC
Term Loan, 6.75%, Maturing May 29, 2020	141	141,441

		$528,926

Electronics / Electrical — 5.2%
Allflex Holdings III, Inc.
Term Loan, 4.25%, Maturing July 17, 2020	123	$124,100

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Answers Corporation
Term Loan, 6.25%, Maturing October 3, 2021	224	$215,741
Applied Systems, Inc.
Term Loan, 4.27%, Maturing January 25, 2021	144	144,756
Avago Technologies Cayman Ltd.
Term Loan, 3.75%, Maturing May 6, 2021	1,144	1,151,051
Blue Coat Systems, Inc.
Term Loan - Second Lien, 9.50%, Maturing June 28, 2020	125	127,813
Campaign Monitor Finance Pty Limited
Term Loan, 6.25%, Maturing March 18, 2021	124	123,595
Carros Finance Luxembourg S.a.r.l.
Term Loan, 4.50%, Maturing September 30, 2021	498	504,341
CommScope, Inc.
Term Loan, 3.25%, Maturing January 14, 2018	197	197,123
CompuCom Systems, Inc.
Term Loan, 4.25%, Maturing May 11, 2020	141	132,007
Dell, Inc.
Term Loan, 3.75%, Maturing October 29, 2018	117	117,777
Term Loan, 4.50%, Maturing April 29, 2020	1,776	1,785,577
Eagle Parent, Inc.
Term Loan, 4.00%, Maturing May 16, 2018	489	492,128
Entegris, Inc.
Term Loan, 3.50%, Maturing April 30, 2021	63	62,799
Excelitas Technologies Corp.
Term Loan, 6.00%, Maturing October 31, 2020	146	147,279
FIDJI Luxembourg (BC4) S.a.r.l.
Term Loan, 6.25%, Maturing December 24, 2020	143	142,678
Freescale Semiconductor, Inc.
Term Loan, 4.25%, Maturing February 28, 2020	366	367,884
Go Daddy Operating Company, LLC
Term Loan, 4.50%, Maturing May 13, 2021	1,154	1,163,182
GXS Group, Inc.
Term Loan, 3.25%, Maturing January 16, 2021	173	173,785
Infor (US), Inc.
Term Loan, 3.75%, Maturing June 3, 2020	919	918,446
Lattice Semiconductor Corporation
Term Loan, 5.25%, Maturing March 10, 2021	100	100,875
M/A-COM Technology Solutions Holdings, Inc.
Term Loan, 4.50%, Maturing May 7, 2021	99	100,243
MA FinanceCo., LLC
Term Loan, 4.50%, Maturing November 20, 2019	225	225,750
Term Loan, 5.25%, Maturing November 19, 2021	199	199,717
Magic Newco, LLC
Term Loan, 5.00%, Maturing December 12, 2018	268	269,940

7	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2015

Consolidated Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
MH Sub I, LLC
Term Loan, 5.00%, Maturing July 8, 2021	149	$149,893
Microsemi Corporation
Term Loan, 3.25%, Maturing February 19, 2020	239	239,869
NXP B.V.
Term Loan, 3.25%, Maturing January 11, 2020	345	344,858
Orbotech, Inc.
Term Loan, 5.00%, Maturing August 6, 2020	75	74,670
Renaissance Learning, Inc.
Term Loan, 4.50%, Maturing April 9, 2021	124	122,822
Rocket Software, Inc.
Term Loan, 5.75%, Maturing February 8, 2018	288	289,178
RP Crown Parent, LLC
Term Loan, 6.00%, Maturing December 21, 2018	891	869,475
Sensata Technologies B.V.
Term Loan, 3.25%, Maturing May 12, 2019	198	198,467
SGS Cayman L.P.
Term Loan, 6.00%, Maturing April 23, 2021	38	37,928
Shield Finance Co. S.a.r.l.
Term Loan, 5.00%, Maturing January 29, 2021	124	124,781
Sirius Computer Solutions, Inc.
Term Loan, 7.00%, Maturing December 7, 2018	89	90,297
SkillSoft Corporation
Term Loan, 5.75%, Maturing April 28, 2021	397	395,972
Smart Technologies ULC
Term Loan, 10.50%, Maturing January 31, 2018	111	111,492
Sophia L.P.
Term Loan, 4.00%, Maturing July 19, 2018	221	222,033
SunEdison Semiconductor B.V.
Term Loan, 6.50%, Maturing May 27, 2019	149	149,247
SurveyMonkey.com, LLC
Term Loan, 5.50%, Maturing February 5, 2019	96	97,025
Sutherland Global Services, Inc.
Term Loan, 6.00%, Maturing April 23, 2021	161	162,938
Sybil Software, LLC
Term Loan, 4.75%, Maturing March 20, 2020	1,040	1,049,504
Vantiv, LLC
Term Loan, 3.75%, Maturing June 13, 2021	127	128,242
VeriFone, Inc.
Term Loan, 3.50%, Maturing July 8, 2021	496	491,598
Wall Street Systems Delaware, Inc.
Term Loan, 4.50%, Maturing April 30, 2021	580	581,189
Zebra Technologies Corporation
Term Loan, 4.75%, Maturing October 27, 2021	415	421,052

		$15,341,117

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Equipment Leasing — 0.3%
Delos Finance S.a.r.l.
Term Loan, 3.50%, Maturing March 6, 2021	425	$426,783
Flying Fortress, Inc.
Term Loan, 3.50%, Maturing June 30, 2017	500	501,771

		$928,554

Financial Intermediaries — 2.3%
American Capital Ltd.
Term Loan, 3.50%, Maturing August 22, 2017	130	$130,204
Armor Holding II, LLC
Term Loan, 5.75%, Maturing June 26, 2020	120	119,990
Citco Funding, LLC
Term Loan, 4.25%, Maturing June 29, 2018	676	679,618
Clipper Acquisitions Corp.
Term Loan, 3.00%, Maturing February 6, 2020	98	97,396
First Data Corporation
Term Loan, 3.68%, Maturing March 24, 2018	650	652,205
Term Loan, 3.68%, Maturing September 24, 2018	375	376,133
Grosvenor Capital Management Holdings, LLP
Term Loan, 3.75%, Maturing January 4, 2021	1,193	1,191,946
Guggenheim Partners, LLC
Term Loan, 4.25%, Maturing July 22, 2020	247	248,692
Harbourvest Partners, LLC
Term Loan, 3.25%, Maturing February 4, 2021	128	128,164
LPL Holdings, Inc.
Term Loan, 3.25%, Maturing March 29, 2019	1,578	1,580,994
Medley, LLC
Term Loan, 6.50%, Maturing June 15, 2019	86	86,364
Ocwen Financial Corporation
Term Loan, 5.00%, Maturing February 15, 2018	688	682,793
Sesac Holdco II, LLC
Term Loan, 5.25%, Maturing February 8, 2019	295	295,362
Starwood Property Trust, Inc.
Term Loan, 3.50%, Maturing April 17, 2020	123	122,962
Walker & Dunlop, Inc.
Term Loan, 5.25%, Maturing December 11, 2020	121	121,201
Walter Investment Management Corp.
Term Loan, 4.75%, Maturing December 19, 2020	207	198,852

		$6,712,876

Food Products — 2.3%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017	641	$647,242
Blue Buffalo Company Ltd.
Term Loan, 3.75%, Maturing August 8, 2019	244	244,402

8	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2015

Consolidated Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)
Charger OpCo B.V.
Term Loan, 3.50%, Maturing July 23, 2021	EUR	125	$141,910
Term Loan, 3.50%, Maturing July 23, 2021		375	375,000
Clearwater Seafoods Limited Partnership
Term Loan, 4.75%, Maturing June 26, 2019		167	167,597
Del Monte Foods, Inc.
Term Loan, 4.25%, Maturing February 18, 2021		123	118,706
Dole Food Company, Inc.
Term Loan, 4.50%, Maturing November 1, 2018		95	96,192
H.J. Heinz Company
Term Loan, 3.25%, Maturing June 5, 2020		1,327	1,329,695
High Liner Foods Incorporated
Term Loan, 4.25%, Maturing April 24, 2021		149	148,871
JBS USA Holdings, Inc.
Term Loan, 3.75%, Maturing May 25, 2018		866	869,624
Term Loan, 3.75%, Maturing September 18, 2020		296	297,531
NBTY, Inc.
Term Loan, 3.50%, Maturing October 1, 2017		888	884,314
Onex Wizard Acquisition Company I S.a.r.l.
Term Loan, 5.25%, Maturing March 13, 2022	EUR	400	453,992
Onex Wizard US Acquisition, Inc.
Term Loan, 5.25%, Maturing March 13, 2022		225	227,707
Pinnacle Foods Finance, LLC
Term Loan, 3.00%, Maturing April 29, 2020		123	123,365
Term Loan, 3.00%, Maturing April 29, 2020		605	606,543
Post Holdings, Inc.
Term Loan, 3.75%, Maturing June 2, 2021		199	200,264

			$6,932,955

Food Service — 1.2%
1011778 B.C. Unlimited Liability Company
Term Loan, 4.50%, Maturing December 12, 2021		1,264	$1,280,555
Aramark Services, Inc.
Term Loan, 3.68%, Maturing July 26, 2016		43	42,460
Term Loan, 3.68%, Maturing July 26, 2016		77	76,484
Buffets, Inc.
Term Loan, 0.00%, Maturing April 22, 2015(4)(5)		25	20,246
CEC Entertainment, Inc.
Term Loan, 4.00%, Maturing February 14, 2021		124	122,912
Darling International, Inc.
Term Loan, 3.50%, Maturing January 6, 2021	EUR	173	196,527
Landry’s, Inc.
Term Loan, 4.00%, Maturing April 24, 2018		429	431,998
US Foods, Inc.
Term Loan, 4.50%, Maturing March 31, 2019		614	617,005

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Food Service (continued)
Weight Watchers International, Inc.
Term Loan, 4.00%, Maturing April 2, 2020	1,176	$629,160
Wendy’s International, Inc.
Term Loan, 3.25%, Maturing May 15, 2019	252	253,309

		$3,670,656

Food / Drug Retailers — 1.3%
Albertson’s Holdings, LLC
Term Loan, 5.00%, Maturing August 25, 2019	425	$428,908
Term Loan, 5.50%, Maturing August 25, 2021	175	177,102
Albertson’s, LLC
Term Loan, 5.38%, Maturing March 21, 2019	223	225,186
General Nutrition Centers, Inc.
Term Loan, 3.25%, Maturing March 4, 2019	851	848,933
New Albertson’s, Inc.
Term Loan, 4.75%, Maturing June 27, 2021	1,169	1,175,884
Rite Aid Corporation
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020	100	100,979
Supervalu, Inc.
Term Loan, 4.50%, Maturing March 21, 2019	989	994,026

		$3,951,018

Health Care — 5.8%
Acadia Healthcare Company, Inc.
Term Loan, 4.25%, Maturing February 11, 2022	50	$50,514
Akorn, Inc.
Term Loan, 4.50%, Maturing April 16, 2021	199	199,746
Alere, Inc.
Term Loan, 4.25%, Maturing June 30, 2017	590	594,700
Alliance Healthcare Services, Inc.
Term Loan, 4.25%, Maturing June 3, 2019	219	218,108
Amneal Pharmaceuticals, LLC
Term Loan, 4.51%, Maturing November 1, 2019	50	50,312
Term Loan, 5.00%, Maturing November 1, 2019	496	499,451
Amsurg Corp.
Term Loan, 3.75%, Maturing July 16, 2021	99	99,844
Ardent Medical Services, Inc.
Term Loan, 6.75%, Maturing July 2, 2018	273	273,866
Aspen Dental Management, Inc.
Term Loan, Maturing April 10, 2022(3)	75	75,516
Auris Luxembourg III S.a.r.l.
Term Loan, 5.50%, Maturing January 17, 2022	150	151,781
Biomet, Inc.
Term Loan, 3.68%, Maturing July 25, 2017	1,143	1,144,327

9	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2015

Consolidated Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Capella Healthcare, Inc.
Term Loan, 5.25%, Maturing December 31, 2021	150	$150,934
CareCore National, LLC
Term Loan, 5.50%, Maturing March 5, 2021	99	100,617
CHG Healthcare Services, Inc.
Term Loan, 4.25%, Maturing November 19, 2019	122	122,519
Community Health Systems, Inc.
Term Loan, 3.43%, Maturing December 31, 2018	370	372,709
Term Loan, 4.25%, Maturing January 27, 2021	1,428	1,438,557
Convatec, Inc.
Term Loan, 4.00%, Maturing December 22, 2016	93	93,284
CPI Buyer, LLC
Term Loan, 5.50%, Maturing August 18, 2021	199	199,498
DaVita HealthCare Partners, Inc.
Term Loan, 3.50%, Maturing June 24, 2021	546	548,491
DJO Finance, LLC
Term Loan, 4.25%, Maturing September 15, 2017	330	331,666
Envision Healthcare Corporation
Term Loan, 4.00%, Maturing May 25, 2018	398	400,397
Grifols Worldwide Operations USA, Inc.
Term Loan, 3.18%, Maturing February 27, 2021	817	820,370
Hologic, Inc.
Term Loan, 3.25%, Maturing August 1, 2019	217	217,954
Iasis Healthcare, LLC
Term Loan, 4.50%, Maturing May 3, 2018	312	313,845
Impax Laboratories, Inc.
Term Loan, 5.50%, Maturing December 2, 2020	150	151,875
Indivior Finance S.a.r.l.
Term Loan, 7.00%, Maturing December 19, 2019	198	188,612
inVentiv Health, Inc.
Term Loan, 7.75%, Maturing May 15, 2018	533	535,586
Kindred Healthcare, Inc.
Term Loan, 4.25%, Maturing April 9, 2021	248	250,451
Kinetic Concepts, Inc.
Term Loan, 4.50%, Maturing May 4, 2018	921	928,862
LHP Hospital Group, Inc.
Term Loan, 9.00%, Maturing July 3, 2018	255	248,311
MedAssets, Inc.
Term Loan, 4.00%, Maturing December 13, 2019	73	72,916
Millennium Laboratories, Inc.
Term Loan, 5.25%, Maturing April 16, 2021	868	718,632
MMM Holdings, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	111	93,121
MSO of Puerto Rico, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	81	67,699

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
National Mentor Holdings, Inc.
Term Loan, 4.25%, Maturing January 31, 2021	99	$99,526
Onex Carestream Finance L.P.
Term Loan, 5.00%, Maturing June 7, 2019	452	456,496
Opal Acquisition, Inc.
Term Loan, 5.00%, Maturing November 27, 2020	296	297,044
Ortho-Clinical Diagnostics, Inc.
Term Loan, 4.75%, Maturing June 30, 2021	546	545,436
Pharmaceutical Product Development, LLC
Term Loan, 4.00%, Maturing December 5, 2018	1,335	1,342,613
PRA Holdings, Inc.
Term Loan, 4.50%, Maturing September 23, 2020	504	507,923
Radnet Management, Inc.
Term Loan, 4.28%, Maturing October 10, 2018	355	356,743
RegionalCare Hospital Partners, Inc.
Term Loan, 6.00%, Maturing April 19, 2019	422	423,381
Sage Products Holdings III, LLC
Term Loan, 5.00%, Maturing December 13, 2019	140	142,402
Select Medical Corporation
Term Loan, 3.75%, Maturing June 1, 2018	217	217,923
Steward Health Care System, LLC
Term Loan, 6.75%, Maturing April 12, 2020	397	396,225
Tecomet, Inc.
Term Loan, 5.75%, Maturing December 5, 2021	224	222,754
Truven Health Analytics, Inc.
Term Loan, 4.50%, Maturing June 6, 2019	317	318,088

		$17,051,625

Home Furnishings — 0.5%
Serta Simmons Holdings, LLC
Term Loan, 4.25%, Maturing October 1, 2019	1,298	$1,307,790
Tempur-Pedic International, Inc.
Term Loan, 3.50%, Maturing March 18, 2020	233	234,644

		$1,542,434

Industrial Equipment — 1.8%
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020	543	$543,638
CPM Holdings, Inc.
Term Loan, Maturing April 1, 2022(3)	50	50,625
Delachaux S.A.
Term Loan, 5.25%, Maturing October 28, 2021	100	100,688
Doosan Infracore International, Inc.
Term Loan, 4.50%, Maturing May 28, 2021	183	185,404

10	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2015

Consolidated Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Gardner Denver, Inc.
Term Loan, 4.25%, Maturing July 30, 2020		345	$337,144
Generac Power Systems, Inc.
Term Loan, 3.25%, Maturing May 31, 2020		285	285,964
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 30, 2021		467	470,533
Term Loan - Second Lien, 7.25%, Maturing June 30, 2022		122	120,624
Milacron, LLC
Term Loan, 4.00%, Maturing March 28, 2020		570	569,748
NN, Inc.
Term Loan, 6.00%, Maturing August 27, 2021		418	420,976
Paladin Brands Holding, Inc.
Term Loan, 6.76%, Maturing August 16, 2019		93	93,003
Rexnord, LLC
Term Loan, 4.00%, Maturing August 21, 2020		837	841,359
Signode Industrial Group US, Inc.
Term Loan, 3.75%, Maturing May 1, 2021		203	203,253
STS Operating, Inc.
Term Loan, 4.75%, Maturing February 12, 2021		347	346,810
Tank Holding Corp.
Term Loan, 5.25%, Maturing March 16, 2022		156	157,302
Terex Corporation
Term Loan, 4.00%, Maturing August 13, 2021	EUR	299	337,126
Virtuoso US, LLC
Term Loan, 4.75%, Maturing February 11, 2021		74	74,683
Wittur GmbH
Term Loan, 6.00%, Maturing February 10, 2022	EUR	175	196,744

			$5,335,624

Insurance — 1.5%
Alliant Holdings I, Inc.
Term Loan, 5.00%, Maturing December 20, 2019		387	$388,496
AmWINS Group, LLC
Term Loan, 5.25%, Maturing September 6, 2019		905	914,369
Asurion, LLC
Term Loan, 5.00%, Maturing May 24, 2019		1,622	1,634,388
Term Loan - Second Lien, 8.50%, Maturing March 3, 2021		175	177,625
CGSC of Delaware Holding Corporation
Term Loan, 5.00%, Maturing April 16, 2020		49	46,730
Cunningham Lindsey U.S., Inc.
Term Loan, 5.00%, Maturing December 10, 2019		171	169,045
Hub International Limited
Term Loan, 4.00%, Maturing October 2, 2020		517	516,289

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Insurance (continued)
USI, Inc.
Term Loan, 4.25%, Maturing December 27, 2019	465	$466,436

		$4,313,378

Leisure Goods / Activities / Movies — 2.4%
Activision Blizzard, Inc.
Term Loan, 3.25%, Maturing October 12, 2020	467	$470,582
AMC Entertainment, Inc.
Term Loan, 3.50%, Maturing April 30, 2020	441	443,037
Aufinco Pty Limited
Term Loan, 4.00%, Maturing May 29, 2020	74	73,803
Bombardier Recreational Products, Inc.
Term Loan, 4.00%, Maturing January 30, 2019	641	645,551
ClubCorp Club Operations, Inc.
Term Loan, 4.50%, Maturing July 24, 2020	548	552,527
Emerald Expositions Holding, Inc.
Term Loan, 4.75%, Maturing June 17, 2020	182	184,513
Equinox Holdings, Inc.
Term Loan, 5.00%, Maturing January 31, 2020	344	347,705
Fender Musical Instruments Corporation
Term Loan, 5.75%, Maturing April 3, 2019	68	68,212
Kasima, LLC
Term Loan, 3.25%, Maturing May 17, 2021	147	146,691
Live Nation Entertainment, Inc.
Term Loan, 3.50%, Maturing August 17, 2020	500	502,521
Nord Anglia Education Finance, LLC
Term Loan, 4.50%, Maturing March 31, 2021	397	397,992
Regal Cinemas Corporation
Term Loan, 3.75%, Maturing April 1, 2022	1,173	1,180,409
Sabre, Inc.
Term Loan, 4.00%, Maturing February 19, 2019	220	221,404
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.00%, Maturing May 14, 2020	537	528,159
SRAM, LLC
Term Loan, 4.02%, Maturing April 10, 2020	321	321,324
Town Sports International, Inc.
Term Loan, 4.50%, Maturing November 15, 2020	213	183,350
WMG Acquisition Corp.
Term Loan, 3.75%, Maturing July 1, 2020	172	171,686
Zuffa, LLC
Term Loan, 3.75%, Maturing February 25, 2020	562	556,534

		$6,996,000

11	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2015

Consolidated Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Lodging and Casinos — 2.4%
Affinity Gaming, LLC
Term Loan, 5.25%, Maturing November 9, 2017	457	$460,289
Amaya Holdings B.V.
Term Loan, 5.00%, Maturing August 1, 2021	522	524,824
Term Loan - Second Lien, 8.00%, Maturing August 1, 2022	150	151,763
Boyd Gaming Corporation
Term Loan, 4.00%, Maturing August 14, 2020	92	93,054
Caesars Entertainment Operating Company
Term Loan, 0.00%, Maturing March 1, 2017(5)	366	338,281
CityCenter Holdings, LLC
Term Loan, 4.25%, Maturing October 16, 2020	636	641,560
Four Seasons Holdings, Inc.
Term Loan, 3.50%, Maturing June 27, 2020	98	98,402
Term Loan - Second Lien, 6.25%, Maturing December 27, 2020	500	504,375
Hilton Worldwide Finance, LLC
Term Loan, 3.50%, Maturing October 26, 2020	2,104	2,114,678
La Quinta Intermediate Holdings, LLC
Term Loan, 4.00%, Maturing April 14, 2021	174	174,783
Las Vegas Sands, LLC
Term Loan, 3.25%, Maturing December 19, 2020	346	346,359
MGM Resorts International
Term Loan, 3.50%, Maturing December 20, 2019	489	489,666
Pinnacle Entertainment, Inc.
Term Loan, 3.75%, Maturing August 13, 2020	115	115,526
Playa Resorts Holding B.V.
Term Loan, 4.00%, Maturing August 9, 2019	99	98,746
RHP Hotel Properties L.P.
Term Loan, 3.75%, Maturing January 15, 2021	124	125,032
Scientific Games International, Inc.
Term Loan, 6.00%, Maturing October 18, 2020	642	649,096
Term Loan, 6.00%, Maturing October 1, 2021	175	176,538

		$7,102,972

Nonferrous Metals / Minerals — 0.8%
Alpha Natural Resources, LLC
Term Loan, 3.50%, Maturing May 22, 2020	147	$102,900
Arch Coal, Inc.
Term Loan, 6.25%, Maturing May 16, 2018	559	419,124
Dynacast International, LLC
Term Loan, 5.25%, Maturing January 28, 2022	125	126,836
Fairmount Minerals Ltd.
Term Loan, 4.50%, Maturing September 5, 2019	369	353,307

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals (continued)
Murray Energy Corporation
Term Loan, 7.00%, Maturing April 7, 2017	50	$50,458
Term Loan, 7.50%, Maturing March 19, 2021	350	347,375
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 28, 2019	170	158,645
Novelis, Inc.
Term Loan, 3.75%, Maturing March 10, 2017	407	408,430
Oxbow Carbon, LLC
Term Loan, 4.25%, Maturing July 19, 2019	91	90,490
Term Loan - Second Lien, 8.00%, Maturing January 17, 2020	150	135,750
Walter Energy, Inc.
Term Loan, 7.25%, Maturing April 2, 2018	431	275,075

		$2,468,390

Oil and Gas — 2.0%
Ameriforge Group, Inc.
Term Loan, 5.00%, Maturing December 19, 2019	221	$194,377
Bronco Midstream Funding, LLC
Term Loan, 5.00%, Maturing August 15, 2020	294	286,493
CITGO Holding, Inc.
Term Loan, 9.50%, Maturing May 12, 2018	374	377,920
CITGO Petroleum Corporation
Term Loan, 4.50%, Maturing July 29, 2021	199	199,933
Crestwood Holdings, LLC
Term Loan, 7.00%, Maturing June 19, 2019	174	169,479
Drillships Ocean Ventures, Inc.
Term Loan, 5.50%, Maturing July 25, 2021	199	173,026
Energy Transfer Equity L.P.
Term Loan, 3.25%, Maturing December 2, 2019	325	324,216
Term Loan, 4.00%, Maturing December 2, 2019	75	75,469
Fieldwood Energy, LLC
Term Loan, 3.88%, Maturing September 28, 2018	197	192,690
Floatel International Ltd.
Term Loan, 6.00%, Maturing June 27, 2020	173	130,804
MEG Energy Corp.
Term Loan, 3.75%, Maturing March 31, 2020	1,438	1,424,151
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing November 2, 2015	175	173,951
Paragon Offshore Finance Company
Term Loan, 3.75%, Maturing July 18, 2021	149	113,150
Samson Investment Company
Term Loan - Second Lien, 5.00%, Maturing September 25, 2018	175	84,875

12	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2015

Consolidated Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Seadrill Partners Finco, LLC
Term Loan, 4.00%, Maturing February 21, 2021	841	$690,736
Seventy Seven Operating, LLC
Term Loan, 3.75%, Maturing June 25, 2021	99	94,039
Sheridan Investment Partners II L.P.
Term Loan, 4.25%, Maturing December 16, 2020	28	25,453
Term Loan, 4.25%, Maturing December 16, 2020	75	68,247
Term Loan, 4.25%, Maturing December 16, 2020	537	490,609
Sheridan Production Partners I, LLC
Term Loan, 4.25%, Maturing October 1, 2019	31	29,580
Term Loan, 4.25%, Maturing October 1, 2019	50	48,428
Term Loan, 4.25%, Maturing October 1, 2019	379	365,470
Tallgrass Operations, LLC
Term Loan, 4.25%, Maturing November 13, 2018	12	12,334
Targa Resources Corp.
Term Loan, 5.75%, Maturing February 25, 2022	70	71,184
Tervita Corporation
Term Loan, 6.25%, Maturing May 15, 2018	132	125,632

		$5,942,246

Publishing — 1.0%
Ascend Learning, LLC
Term Loan, 6.00%, Maturing July 31, 2019	222	$224,132
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019	929	808,600
Interactive Data Corporation
Term Loan, 4.75%, Maturing May 2, 2021	273	275,113
Laureate Education, Inc.
Term Loan, 5.00%, Maturing June 15, 2018	1,020	991,720
McGraw-Hill Global Education Holdings, LLC
Term Loan, 5.75%, Maturing March 22, 2019	126	126,807
Merrill Communications, LLC
Term Loan, 5.75%, Maturing March 8, 2018	130	130,954
Multi Packaging Solutions, Inc.
Term Loan, 4.25%, Maturing September 30, 2020	74	74,173
ProQuest, LLC
Term Loan, 5.25%, Maturing October 24, 2021	125	125,623
Springer Science+Business Media Deutschland GmbH
Term Loan, 4.75%, Maturing August 14, 2020	197	198,078
Term Loan, Maturing August 14, 2020(3)	50	50,297

		$3,005,497

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Radio and Television — 1.1%
AP NMT Acquisition B.V.
Term Loan, 6.75%, Maturing August 13, 2021	100	$99,344
Block Communications, Inc.
Term Loan, 4.25%, Maturing November 7, 2021	50	50,232
Clear Channel Communications, Inc.
Term Loan, 7.68%, Maturing July 30, 2019	450	437,836
Cumulus Media Holdings, Inc.
Term Loan, 4.25%, Maturing December 23, 2020	729	719,718
Media General, Inc.
Term Loan, 4.25%, Maturing July 31, 2020	276	278,017
Mission Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020	127	127,030
Nexstar Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020	144	144,054
TWCC Holding Corp.
Term Loan, 3.50%, Maturing February 13, 2017	250	248,626
Term Loan - Second Lien, 7.00%, Maturing June 26, 2020	125	118,437
Univision Communications, Inc.
Term Loan, 4.00%, Maturing March 1, 2020	1,141	1,142,326

		$3,365,620

Retailers (Except Food and Drug) — 2.9%
99 Cents Only Stores
Term Loan, 4.50%, Maturing January 11, 2019	338	$338,640
Bass Pro Group, LLC
Term Loan, 3.75%, Maturing November 20, 2019	443	446,159
Burlington Coat Factory Warehouse Corporation
Term Loan, 4.25%, Maturing August 13, 2021	97	97,979
CDW, LLC
Term Loan, 3.25%, Maturing April 29, 2020	368	367,674
David’s Bridal, Inc.
Term Loan, 5.25%, Maturing October 11, 2019	119	115,176
Dollar Tree, Inc.
Term Loan, 4.25%, Maturing March 9, 2022	550	557,862
Evergreen Acqco 1 L.P.
Term Loan, 5.00%, Maturing July 9, 2019	122	119,842
Harbor Freight Tools USA, Inc.
Term Loan, 4.75%, Maturing July 26, 2019	191	192,215
Hudson’s Bay Company
Term Loan, 4.75%, Maturing November 4, 2020	236	237,024
J. Crew Group, Inc.
Term Loan, 4.00%, Maturing March 5, 2021	520	488,673

13	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2015

Consolidated Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Jo-Ann Stores, Inc.
Term Loan, 4.00%, Maturing March 16, 2018	318	$317,877
Men’s Wearhouse, Inc. (The)
Term Loan, 4.50%, Maturing June 18, 2021	158	159,765
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 28, 2020	1,480	1,486,837
Term Loan, 4.00%, Maturing January 28, 2020	174	174,882
Neiman Marcus Group, Inc. (The)
Term Loan, 4.25%, Maturing October 25, 2020	765	768,419
Party City Holdings, Inc.
Term Loan, 4.00%, Maturing July 27, 2019	269	269,927
Petco Animal Supplies, Inc.
Term Loan, 4.00%, Maturing November 24, 2017	728	731,340
PetSmart, Inc.
Term Loan, 5.00%, Maturing March 11, 2022	925	937,603
Pier 1 Imports (U.S.), Inc.
Term Loan, 4.50%, Maturing April 30, 2021	99	99,002
Pilot Travel Centers, LLC
Term Loan, 4.25%, Maturing October 1, 2021	396	402,187
Spin Holdco, Inc.
Term Loan, 4.25%, Maturing November 14, 2019	296	296,688

		$8,605,771

Steel — 0.6%
FMG Resources (August 2006) Pty. Ltd.
Term Loan, 3.75%, Maturing June 30, 2019	1,694	$1,534,393
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 1, 2017	144	143,946
Neenah Foundry Company
Term Loan, 6.75%, Maturing April 26, 2017	83	81,767
Patriot Coal Corporation
Term Loan, 9.00%, Maturing December 15, 2018(4)	74	40,668

		$1,800,774

Surface Transport — 0.3%
Hertz Corporation (The)
Term Loan, 4.00%, Maturing March 11, 2018	342	$343,836
Stena International S.a.r.l.
Term Loan, 4.00%, Maturing March 3, 2021	272	249,534
Swift Transportation Co., LLC
Term Loan, 3.75%, Maturing June 9, 2021	198	199,176

		$792,546

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Telecommunications — 1.3%
CWC Cayman Finance Limited
Term Loan, 5.50%, Maturing April 28, 2017	75	$75,234
Intelsat Jackson Holdings S.A.
Term Loan, 3.75%, Maturing June 30, 2019	1,650	1,651,650
IPC Systems, Inc.
Term Loan, 5.50%, Maturing August 6, 2021	350	350,766
Mitel US Holdings, Inc.
Term Loan, 5.00%, Maturing March 31, 2022	150	151,375
SBA Senior Finance II, LLC
Term Loan, 3.25%, Maturing March 24, 2021	347	347,538
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019	242	235,564
Term Loan, 4.00%, Maturing April 23, 2019	336	326,491
Telesat Canada
Term Loan, 3.50%, Maturing March 28, 2019	657	658,454
Windstream Corporation
Term Loan, 3.50%, Maturing August 8, 2019	122	121,864

		$3,918,936

Utilities — 1.6%
Calpine Construction Finance Company L.P.
Term Loan, 3.00%, Maturing May 3, 2020	197	$195,788
Term Loan, 3.25%, Maturing January 31, 2022	74	73,564
Calpine Corporation
Term Loan, 4.00%, Maturing April 1, 2018	193	193,838
Term Loan, 4.00%, Maturing April 1, 2018	528	531,887
Term Loan, 4.00%, Maturing October 9, 2019	171	171,739
Dynegy Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2020	1,176	1,183,253
EFS Cogen Holdings I, LLC
Term Loan, 3.75%, Maturing December 17, 2020	81	81,719
Energy Future Intermediate Holding Co., LLC
DIP Loan, 4.25%, Maturing June 19, 2016	300	302,125
Granite Acquisition, Inc.
Term Loan, 5.00%, Maturing December 19, 2021	21	21,406
Term Loan, 5.00%, Maturing December 19, 2021	478	485,290
La Frontera Generation, LLC
Term Loan, 4.50%, Maturing September 30, 2020	584	586,480
Lonestar Generation, LLC
Term Loan, 5.25%, Maturing February 20, 2021	99	99,187
Longview Power, LLC
Term Loan, 7.00%, Maturing April 13, 2021	50	50,688
TPF II Power, LLC
Term Loan, 5.50%, Maturing October 2, 2021	274	279,370

14	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2015

Consolidated Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Utilities (continued)
WTG Holdings III Corp.
Term Loan, 4.75%, Maturing January 15, 2021	570	$574,927

		$4,831,261

Total Senior Floating-Rate Interests (identified cost $164,765,736)		$163,269,942

Collateralized Mortgage Obligations — 20.7%

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
Series 2113, Class QG, 6.00%, 1/15/29	$1,259	$1,441,671
Series 2167, Class BZ, 7.00%, 6/15/29	986	1,141,035
Series 2182, Class ZB, 8.00%, 9/15/29	1,583	1,895,720
Series 2631, (Interest Only), Class DS, 6.919%, 6/15/33(6)(7)	2,580	483,492
Series 2770, (Interest Only), Class SH, 6.919%, 3/15/34(6)(7)	2,960	636,107
Series 2981, (Interest Only), Class CS, 6.539%, 5/15/35(6)(7)	1,759	344,239
Series 3114, (Interest Only), Class TS, 6.469%, 9/15/30(6)(7)	4,285	717,682
Series 3339, (Interest Only), Class JI, 6.409%, 7/15/37(6)(7)	3,439	578,212
Series 3898, Class TS, 5.00%, 4/15/41(6)	141	140,923
Series 4109, (Interest Only), Class ES, 5.969%, 12/15/41(6)(7)	3,103	157,694
Series 4163, (Interest Only), Class GS, 6.019%, 11/15/32(6)(7)	6,445	1,450,162
Series 4169, (Interest Only), Class AS, 6.069%, 2/15/33(6)(7)	4,106	831,393
Series 4180, (Interest Only), Class GI, 3.50%, 8/15/26(7)	4,264	494,314
Series 4203, (Interest Only), Class QS, 6.069%, 5/15/43(6)(7)	4,282	905,941
Series 4273, Class PU, 4.00%, 11/15/43	1,886	1,920,676
Series 4316, (Interest Only), Class JS, 5.919%, 1/15/44(6)(7)	4,149	689,707
Series 4326, Class TS, 13.186%, 4/15/44(6)	1,921	2,140,354
Series 4332, (Interest Only), Class KI, 4.00%, 9/15/43(7)	3,452	609,714
Series 4370, (Interest Only), Class IO, 3.50%, 9/15/41(7)	3,423	630,647
Series 4443, Class ZJ, 3.00%, 9/15/44	1,376	1,377,792
Series 4450, Class DS, 5.728%, 9/15/44(6)	3,181	3,195,314

		$21,782,789

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association:
Series 1989-89, Class H, 9.00%, 11/25/19	$45	$49,730
Series 1991-122, Class N, 7.50%, 9/25/21	198	218,530
Series 1993-84, Class M, 7.50%, 6/25/23	1,533	1,761,627
Series 1994-42, Class K, 6.50%, 4/25/24	467	518,366
Series 1997-28, Class ZA, 7.50%, 4/20/27	543	646,070
Series 1997-38, Class N, 8.00%, 5/20/27	498	586,601
Series 2004-46, (Interest Only), Class SI, 5.819%, 5/25/34(6)(7)	2,960	440,693
Series 2005-17, (Interest Only), Class SA, 6.519%, 3/25/35(6)(7)	2,148	436,202
Series 2006-42, (Interest Only), Class PI, 6.409%, 6/25/36(6)(7)	3,916	695,726
Series 2006-44, (Interest Only), Class IS, 6.419%, 6/25/36(6)(7)	3,154	610,690
Series 2006-72, (Interest Only), Class GI, 6.399%, 8/25/36(6)(7)	5,730	972,676
Series 2007-50, (Interest Only), Class LS, 6.269%, 6/25/37(6)(7)	2,390	401,173
Series 2007-74, Class AC, 5.00%, 8/25/37	3,044	3,360,325
Series 2008-26, (Interest Only), Class SA, 6.019%, 4/25/38(6)(7)	3,970	679,460
Series 2008-29, (Interest Only), Class CI, 5.00%, 9/25/35(7)	2,356	130,258
Series 2008-61, (Interest Only), Class S, 5.919%, 7/25/38(6)(7)	5,050	886,710
Series 2010-99, (Interest Only), Class NS, 6.419%, 3/25/39(6)(7)	4,790	529,945
Series 2010-109, (Interest Only), Class PS, 6.419%, 10/25/40(6)(7)	6,472	1,222,144
Series 2010-119, (Interest Only), Class SK, 5.819%, 4/25/40(6)(7)	2,401	135,739
Series 2010-124, (Interest Only), Class SJ, 5.869%, 11/25/38(6)(7)	3,945	553,180
Series 2010-147, (Interest Only), Class KS, 5.769%, 1/25/41(6)(7)	7,704	1,077,108
Series 2010-150, (Interest Only), Class GS, 6.569%, 1/25/21(6)(7)	5,145	573,956
Series 2010-151, (Interest Only), Class PI, 4.00%, 5/25/28(7)	9,091	416,033
Series 2011-22, (Interest Only), Class IC, 3.50%, 12/25/25(7)	7,277	764,530
Series 2011-49, Class NT, 6.00%, 6/25/41(6)	1,181	1,335,534
Series 2012-22, Class PS, 6.749%, 3/25/42(6)	1,130	1,125,946
Series 2012-52, (Interest Only), Class AI, 3.50%, 8/25/26(7)	8,863	780,374
Series 2012-56, (Interest Only), Class SU, 6.569%, 8/25/26(6)(7)	3,055	327,966
Series 2012-63, (Interest Only), Class EI, 3.50%, 8/25/40(7)	7,372	1,049,353

15	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2015

Consolidated Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Series 2012-150, (Interest Only), Class PS, 5.969%, 1/25/43(6)(7)	$8,208	$1,743,036
Series 2012-150, (Interest Only), Class SK, 5.969%, 1/25/43(6)(7)	4,548	885,151
Series 2013-6, Class TA, 1.50%, 1/25/43	3,756	3,609,444
Series 2013-23, (Interest Only), Class CS, 6.069%, 3/25/33(6)(7)	4,092	886,655
Series 2013-54, (Interest Only), Class HS, 6.119%, 10/25/41(6)(7)	4,017	687,205
Series 2014-32, (Interest Only), Class EI, 4.00%, 6/25/44(7)	2,728	541,466
Series 2014-36, (Interest Only), Class ID, 4.00%, 6/25/44(7)	2,306	453,548
Series 2014-55, (Interest Only), Class IN, 3.50%, 7/25/44(7)	5,663	1,038,037
Series 2014-72, Class CS, 8.91%, 11/25/44(6)	1,671	1,712,152
Series 2015-14, (Interest Only), Class KI, 3.00%, 3/25/45(7)	8,689	1,348,268
Series G-33, Class PT, 7.00%, 10/25/21	331	351,457

		$35,543,064

Government National Mortgage Association:
Series 2011-156, Class GA, 2.00%, 12/16/41	$1,365	$1,280,115
Series 2012-50, (Principal Only), Class CO, 0.00%, 8/20/40(8)	2	2,439
Series 2013-24, Class KS, 5.543%, 2/20/43(6)	321	323,094
Series 2013-124, Class LS, 11.919%, 5/20/41(6)	243	250,068
Series 2014-117, Class HS, 31.356%, 8/20/44(6)	566	729,966
Series 2014-132, Class SC, 13.342%, 9/20/44(6)	171	171,916
Series 2014-146, Class S, 5.879%, 10/20/44(6)	1,104	1,122,564

		$3,880,162

Total Collateralized Mortgage Obligations (identified cost $59,583,496)		$61,206,015

Commercial Mortgage-Backed Securities — 7.4%

Security	Principal Amount (000’s omitted)	Value
COMM, Series 2014-KYO, Class D, 2.18%, 6/11/27(9)(10)	$1,000	$999,107
COMM, Series 2014-LC17, Class D, 3.687%, 10/10/47(9)(11)	1,065	943,940
ESA, Series 2013-ESH7, Class D7, 5.521%, 12/5/31(9)(11)	1,080	1,117,818
HILT, Series 2013-HLT, Class DFX, 4.407%, 11/5/30(9)	850	867,382
JPMBB, Series 2014-C19, Class D, 4.833%, 4/15/47(9)(11)	1,425	1,353,919

Security	Principal Amount (000’s omitted)	Value

JPMBB, Series 2014-C21, Class D, 4.816%, 8/15/47(11)	$650	$623,877
JPMBB, Series 2014-C22, Class D, 4.713%, 9/15/47(9)(11)	1,850	1,742,418
JPMBB, Series 2014-C23, Class D, 4.109%, 9/15/47(9)(11)	850	778,807
JPMCC, Series 2006-CB14, Class A4, 5.481%, 12/12/44(11)	281	286,506
JPMCC, Series 2011-C5, Class D, 5.50%, 8/15/46(9)(11)	1,850	2,004,965
JPMCC, Series 2014-DSTY, Class B, 3.771%, 6/10/27(9)	1,900	1,972,982
UBSC, Series 2011-C1, Class D, 6.084%, 1/10/45(9)(11)	2,000	2,277,339
UBSCM, Series 2012-C1, Class D, 5.727%, 5/10/45(9)(11)	2,000	2,103,924
WF-RBS, Series 2012-C9, Class D, 4.963%, 11/15/45(9)(11)	1,250	1,277,406
WF-RBS, Series 2014-LC14, Class D, 4.586%, 3/15/47(9)(11)	1,150	1,104,137
WFCM, Series 2010-C1, Class C, 5.768%, 11/15/43(9)(11)	500	564,780
WFCM, Series 2013-LC12, Class D, 4.436%, 7/15/46(9)(11)	2,000	1,933,406

Total Commercial Mortgage-Backed Securities (identified cost $20,937,567)		$21,952,713

Mortgage Pass-Throughs — 24.6%

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
2.379%, with maturity at 2035(12)	$2,844	$3,038,388
2.881%, with maturity at 2035(12)	2,923	3,113,805
5.00%, with various maturities to 2023	2,129	2,261,951
6.00%, with various maturities to 2029	2,202	2,522,636
6.15%, with maturity at 2027	892	1,026,138
6.50%, with various maturities to 2032	6,762	7,641,099
7.00%, with various maturities to 2036	4,094	4,790,798
7.50%, with maturity at 2024	1,329	1,528,489
8.00%, with various maturities to 2032	2,021	2,426,777
8.50%, with various maturities to 2031	2,228	2,643,034
9.00%, with maturity at 2031	207	250,763
9.50%, with various maturities to 2022	80	87,978
11.50%, with maturity at 2019	6	6,609

		$31,338,465

16	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2015

Consolidated Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association:
5.00%, with various maturities to 2040	$4,203	$4,695,573
5.359%, with maturity at 2037(12)	912	950,545
5.50%, with various maturities to 2033	2,721	3,089,139
6.00%, with maturity at 2023	1,706	1,900,724
6.321%, with maturity at 2032(12)	1,227	1,366,068
6.50%, with various maturities to 2036	6,303	7,247,409
7.00%, with various maturities to 2037	6,355	7,447,325
7.50%, with maturity at 2035	4,308	5,076,906
8.00%, with various maturities to 2034	1,152	1,347,889
8.50%, with various maturities to 2027	169	194,546
9.00%, with various maturities to 2029	484	562,761
10.00%, with various maturities to 2031	346	390,759

		$34,269,644

Government National Mortgage Association:
7.50%, with maturity at 2025	$2,024	$2,323,579
8.00%, with various maturities to 2027	2,628	3,131,141
9.00%, with various maturities to 2026	1,276	1,536,709
9.50%, with maturity at 2025	141	160,743
11.00%, with maturity at 2018	48	51,815

		$7,203,987

Total Mortgage Pass-Throughs (identified cost $69,123,715)		$72,812,096

Asset-Backed Securities — 4.8%

Security	Principal Amount (000’s omitted)	Value
AH4R, Series 2014-SFR1, Class C, 2.00%, 6/17/31(9)(10)	$200	$200,570
AH4R, Series 2014-SFR1, Class D, 2.35%, 6/17/31(9)(10)	825	829,194
ARP, Series 2014-SFR1, Class C, 2.53%, 9/17/31(9)(10)	2,000	2,035,417
CAH, Series 2014-1A, Class C, 2.10%, 5/17/31(9)(10)	760	763,642
Centurion CDO IX Ltd., Series 2005-9A, Class D1, 5.024%, 7/17/19(9)(10)	500	489,068
DNKN, Series 2015-1A, Class A2II, 3.98%, 2/20/45(9)	1,250	1,282,751
FKL, Series 2015-SFR1, Class A, 2.553%, 9/9/31(9)	517	519,949
Invitation Homes Trust, Series 2013-SFR1, Class D, 2.40%, 12/17/30(9)(10)	1	552,314
Invitation Homes Trust, Series 2014-SFR1, Class D, 2.78%, 6/17/31(9)(10)	500	507,445
OMFIT, Series 2014-1A, Class A, 2.43%, 6/18/24(9)	700	702,624
OMFIT, Series 2014-1A, Class B, 3.24%, 6/18/24(9)	800	805,274
OMFIT, Series 2015-1A, Class B, 3.85%, 3/18/26(9)	800	818,344
SBY, Series 2014-1, Class C, 2.23%, 9/17/31(9)(10)	2,000	2,022,656

Security		Principal Amount (000’s omitted)	Value

SCFT, Series 2014-AA, Class B, 4.61%, 10/25/27(9)		$1,980	$2,022,814
SRFC, Series 2014-1A, Class B, 2.42%, 3/20/30(9)		326	326,382
SRFC, Series 2015-1A, Class B, 3.05%, 3/22/32(9)		480	482,433

Total Asset-Backed Securities (identified cost $14,169,703)			$14,360,877

Corporate Bonds & Notes — 0.9%

Security		Principal Amount (000’s omitted)	Value

Chemicals and Plastics — 0.1%
Ineos Finance PLC
7.50%, 5/1/20(9)		$150	$158,708

			$158,708

Financial Intermediaries — 0.1%
First Data Corp.
6.75%, 11/1/20(9)		$163	$174,002

			$174,002

Food Products — 0.3%
Iceland Bondco PLC
4.822%, 7/15/20(9)	GBP	750	$978,562

			$978,562

Health Care — 0.1%
CHS/Community Health Systems, Inc.
5.125%, 8/15/18		$425	$442,000

			$442,000

Lodging and Casinos — 0.1%
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20(5)		$350	$269,500

			$269,500

Utilities — 0.2%
Calpine Corp.
7.875%, 1/15/23(9)		$471	$520,455

			$520,455

Total Corporate Bonds & Notes (identified cost $2,843,351)			$2,543,227

17	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2015

Consolidated Portfolio of Investments (Unaudited) — continued

Foreign Corporate Bonds — 0.2%

Security		Principal Amount (000’s omitted)	Value

Supranational — 0.2%
International Bank for Reconstruction & Development
3.40%, 4/15/17(13)	UYU	17,965	$679,695

			$679,695

Total Foreign Corporate Bonds (identified cost $792,435)			$679,695

Foreign Government Bonds — 10.7%

Security		Principal Amount (000’s omitted)	Value

Bangladesh — 2.0%
Bangladesh Treasury Bond, 8.80%, 6/4/16	BDT	46,100	$596,205
Bangladesh Treasury Bond, 10.10%, 6/11/19	BDT	23,600	313,820
Bangladesh Treasury Bond, 11.30%, 3/7/17	BDT	50,000	674,315
Bangladesh Treasury Bond, 11.40%, 5/9/17	BDT	60,000	814,010
Bangladesh Treasury Bond, 11.50%, 8/8/17	BDT	107,500	1,467,056
Bangladesh Treasury Bond, 11.50%, 11/7/17	BDT	15,700	215,131
Bangladesh Treasury Bond, 11.52%, 12/5/17	BDT	20,000	274,372
Bangladesh Treasury Bond, 11.55%, 9/5/17	BDT	30,000	409,980
Bangladesh Treasury Bond, 11.55%, 10/3/17	BDT	29,900	409,146
Bangladesh Treasury Bond, 11.70%, 4/3/18	BDT	27,400	379,044
Bangladesh Treasury Bond, 11.72%, 2/6/18	BDT	8,400	116,048
Bangladesh Treasury Bond, 11.72%, 7/2/18	BDT	19,400	269,453

Total Bangladesh			$5,938,580

Costa Rica — 0.2%
Costa Rica Titulos de Propiedad Bond, 10.58%, 6/22/16	CRC	255,000	$501,166

Total Costa Rica			$501,166

Dominican Republic — 2.0%
Dominican Republic Central Bank Note, 12.00%, 4/5/19(9)	DOP	11,940	$282,078
Dominican Republic International Bond, 11.50%, 5/10/24(9)	DOP	15,000	361,701
Dominican Republic International Bond, 14.00%, 4/30/21(9)	DOP	6,700	172,595
Dominican Republic International Bond, 14.50%, 2/10/23(9)	DOP	1,800	48,125

Security		Principal Amount (000’s omitted)	Value

Dominican Republic (continued)
Dominican Republic International Bond, 14.50%, 2/10/23(14)	DOP	21,000	$561,453
Dominican Republic International Bond, 15.95%, 6/4/21(9)	DOP	9,000	256,913
Dominican Republic International Bond, 16.00%, 2/10/17(14)	DOP	108,800	2,700,545
Dominican Republic International Bond, 18.50%, 2/4/28(9)	DOP	800	25,613
Dominican Republic International Bond, 18.50%, 2/4/28(14)	DOP	42,400	1,357,500

Total Dominican Republic			$5,766,523

Iceland — 1.9%
Republic of Iceland, 6.25%, 2/5/20	ISK	231,085	$1,268,365
Republic of Iceland, 7.25%, 10/26/22	ISK	427,092	2,432,077
Republic of Iceland, 8.75%, 2/26/19	ISK	329,709	1,974,979

Total Iceland			$5,675,421

Lebanon — 0.0%(2)
Lebanon Treasury Note, 6.50%, 5/28/15	LBP	169,890	$112,867

Total Lebanon			$112,867

Philippines — 1.4%
Republic of the Philippines, 4.95%, 1/15/21	PHP	63,000	$1,512,057
Republic of the Philippines, 6.25%, 1/14/36	PHP	85,000	2,226,864
Republic of the Philippines, 9.125%, 9/4/16	PHP	14,990	363,993

Total Philippines			$4,102,914

Serbia — 0.6%
Serbia Treasury Bond, 10.00%, 10/17/16	RSD	21,800	$209,325
Serbia Treasury Bond, 10.00%, 4/1/17	RSD	46,800	451,138
Serbia Treasury Bond, 10.00%, 5/8/17	RSD	18,760	181,053
Serbia Treasury Bond, 10.00%, 1/24/18	RSD	22,180	215,162
Serbia Treasury Bond, 10.00%, 2/5/22	RSD	20,360	189,420
Serbia Treasury Bond, 11.50%, 10/26/15	RSD	61,800	587,155

Total Serbia			$1,833,253

Sri Lanka — 0.3%
Sri Lanka Government Bond, 8.50%, 11/1/15	LKR	124,130	$938,740

Total Sri Lanka			$938,740

18	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2015

Consolidated Portfolio of Investments (Unaudited) — continued

Security		Principal Amount (000’s omitted)	Value

Uruguay — 1.3%
Monetary Regulation Bill, 0.00%, 8/20/15	UYU	23,410	$854,054
Monetary Regulation Bill, 0.00%, 1/14/16	UYU	1,000	34,602
Uruguay Notas Del Tesoro, 2.75%, 6/16/16(13)	UYU	57,295	2,084,369
Uruguay Notas Del Tesoro, 9.50%, 1/27/16	UYU	8,160	309,832
Uruguay Notas Del Tesoro, 11.00%, 3/21/17	UYU	18,380	656,827

Total Uruguay			$3,939,684

Vietnam — 1.0%
Vietnam Government Bond, 5.60%, 4/15/16	VND	40,000,000	$1,863,075
Vietnam Government Bond, 7.60%, 10/31/16	VND	14,000,000	670,849
Vietnam Government Bond, 8.60%, 2/15/16	VND	5,159,800	245,249

Total Vietnam			$2,779,173

Total Foreign Government Bonds (identified cost $33,892,646)			$31,588,321

U.S. Treasury Obligations — 3.4%

Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Note, 1.75%, 5/15/22(15)		$10,000	$9,971,090

Total U.S. Treasury Obligations (identified cost $9,883,019)			$9,971,090

Common Stocks — 0.4%

Security		Shares	Value
Affinity Gaming, LLC(4)(16)(17)		23,498	$246,730
Buffets Restaurants Holdings, Inc.(4)(16)(17)		10,672	4,376
Dayco Products, LLC(17)		8,898	331,450
Education Management Corp.(4)(16)(17)		955,755	25,805
ION Media Networks, Inc.(4)(17)		1,357	488,506
MediaNews Group, Inc.(4)(16)(17)		3,023	116,386

Total Common Stocks (identified cost $446,876)			$1,213,253

Convertible Preferred Stocks — 0.0%(2)

Security		Shares	Value
Education Management Corp., Series A-1, 7.50%(16)(17)		1,063	$69,804

Total Convertible Preferred Stocks (identified cost $75,023)			$69,804

Short-Term Investments — 7.2%

Foreign Government Securities — 3.8%

Security		Principal Amount (000’s omitted)	Value

Iceland — 0.1%
Iceland Treasury Bill, 0.00%, 7/15/15	ISK	10,500	$57,864
Iceland Treasury Bill, 0.00%, 10/15/15	ISK	9,050	49,295

Total Iceland			$107,159

Lebanon — 1.2%
Lebanon Treasury Bill, 0.00%, 5/21/15	LBP	437,800	$289,968
Lebanon Treasury Bill, 0.00%, 6/11/15	LBP	3,918,700	2,588,059
Lebanon Treasury Bill, 0.00%, 7/2/15	LBP	967,900	637,310

Total Lebanon			$3,515,337

Serbia — 0.1%
Serbia Treasury Bill, 0.00%, 6/4/15	RSD	30,830	$286,495

Total Serbia			$286,495

Sri Lanka — 2.1%
Sri Lanka Treasury Bill, 0.00%, 6/26/15	LKR	32,360	$240,731
Sri Lanka Treasury Bill, 0.00%, 11/13/15	LKR	47,690	346,379
Sri Lanka Treasury Bill, 0.00%, 12/18/15	LKR	88,150	636,204
Sri Lanka Treasury Bill, 0.00%, 1/1/16	LKR	9,860	70,991
Sri Lanka Treasury Bill, 0.00%, 2/19/16	LKR	50,440	360,071
Sri Lanka Treasury Bill, 0.00%, 2/26/16	LKR	53,530	381,665
Sri Lanka Treasury Bill, 0.00%, 3/4/16	LKR	93,730	667,474
Sri Lanka Treasury Bill, 0.00%, 3/11/16	LKR	56,580	402,438
Sri Lanka Treasury Bill, 0.00%, 3/25/16	LKR	135,720	963,031
Sri Lanka Treasury Bill, 0.00%, 4/15/16	LKR	313,360	2,216,370

Total Sri Lanka			$6,285,354

Uganda — 0.2%
Uganda Treasury Bill, 0.00%, 9/17/15	UGX	2,103,000	$666,812

Total Uganda			$666,812

Zambia — 0.1%
Zambia Treasury Bill, 0.00%, 6/15/15	ZMW	2,290	$302,409

Total Zambia			$302,409

Total Foreign Government Securities (identified cost $11,391,151)			$11,163,566

19	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2015

Consolidated Portfolio of Investments (Unaudited) — continued

U.S. Treasury Obligations — 1.0%

Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 6/18/15(15)	$3,000	$3,000,069

Total U.S. Treasury Obligations (identified cost $2,999,999)		$3,000,069

Other — 2.4%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.17%(18)	$7,217	$7,217,235

Total Other (identified cost $7,217,235)		$7,217,235

Total Short-Term Investments (identified cost $21,608,385)		$21,380,870

Total Investments — 135.5% (identified cost $398,121,952)		$401,047,903

Other Assets, Less Liabilities — (35.5)%		$(105,093,340)

Net Assets — 100.0%		$295,954,563

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

AH4R	–	American Homes 4 Rent
ARP	–	American Residential Properties Trust
CAH	–	Colony American Homes
COMM	–	Commercial Mortgage Trust
DIP	–	Debtor In Possession
DNKN	–	DB Master Finance LLC
ESA	–	Extended Stay America Trust
FKL	–	FirstKey Lending Trust
HILT	–	Hilton USA Trust
JPMBB	–	JPMBB Commercial Mortgage Securities Trust
JPMCC	–	JPMorgan Chase Commercial Mortgage Securities Trust
OMFIT	–	OneMain Financial Issuance Trust
PIK	–	Payment In Kind
SBY	–	Silver Bay Realty Trust
SCFT	–	SpringCastle Funding Trust
SRFC	–	Sierra Receivables Funding Co., LLC
UBSC	–	UBS-Citigroup Commercial Mortgage Trust
UBSCM	–	UBS Commercial Mortgage Trust
WF-RBS	–	WF-RBS Commercial Mortgage Trust
WFCM	–	Wells Fargo Commercial Mortgage Trust

BDT	–	Bangladesh Taka
CRC	–	Costa Rican Colon
DOP	–	Dominican Peso
EUR	–	Euro
GBP	–	British Pound Sterling
ISK	–	Icelandic Krona
LBP	–	Lebanese Pound
LKR	–	Sri Lankan Rupee
PHP	–	Philippine Peso
RSD	–	Serbian Dinar
UGX	–	Ugandan Shilling
UYU	–	Uruguayan Peso
VND	–	Vietnamese Dong
ZMW	–	Zambian Kwacha

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Amount is less than 0.05%.

(3)	This Senior Loan will settle after April 30, 2015, at which time the interest rate will be determined.

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(5)

Currently the issuer is in default with respect to interest and/or principal payments or has filed for bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(6)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at April 30, 2015.

(7)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(8)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(9)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At April 30, 2015, the aggregate value of these securities is $38,381,959 or 13.0% of the Fund’s net assets.

(10)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2015.

20	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2015

Consolidated Portfolio of Investments (Unaudited) — continued

(11)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at April 30, 2015.

(12)	Adjustable rate mortgage security. Rate shown is the rate at April 30, 2015.

(13)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(14)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At April 30, 2015, the aggregate value of these securities is $4,619,498 or 1.6% of the Fund’s net assets.

(15)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(16)	Non-income producing.

(17)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(18)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2015.

21	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2015

Consolidated Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2015
Unaffiliated investments, at value (identified cost, $390,904,717)	$393,830,668
Affiliated investment, at value (identified cost, $7,217,235)	7,217,235
Cash	2,413,132
Restricted cash*	121
Foreign currency, at value (identified cost, $1,025,083)	1,030,957
Interest receivable	2,306,291
Interest receivable from affiliated investment	1,208
Receivable for investments sold	201,224
Receivable for variation margin on open centrally cleared swap contracts	35
Receivable for open forward foreign currency exchange contracts	1,624,994
Receivable for open swap contracts	443,362
Premium paid on open non-centrally cleared swap contracts	409,330
Tax reclaims receivable	18,157
Prepaid upfront fees on notes payable	32,902
Other assets	11,868
Total assets	$409,541,484

Liabilities
Notes payable	$110,000,000
Payable for investments purchased	498,571
Payable for open forward foreign currency exchange contracts	2,032,572
Payable for open swap contracts	483,834
Payable to affiliates:
Investment adviser fee	304,791
Trustees’ fees	2,025
Accrued expenses	265,128
Total liabilities	$113,586,921
Net Assets	$295,954,563

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 18,201,396 shares issued and outstanding	$182,014
Additional paid-in capital	320,227,836
Accumulated net realized loss	(24,106,330)
Accumulated distributions in excess of net investment income	(2,831,830)
Net unrealized appreciation	2,482,873
Net Assets	$295,954,563

Net Asset Value
($295,954,563 ÷18,201,396 common shares issued and outstanding)	$16.26

*	Represents restricted cash on deposit at the broker for open derivative contracts.

22	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2015

Consolidated Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2015
Interest (net of foreign taxes, $75,007)	$10,438,927
Dividends	71,161
Interest allocated from affiliated investment	6,721
Expenses allocated from affiliated investment	(727)
Total investment income	$10,516,082

Expenses
Investment adviser fee	$1,849,748
Trustees’ fees and expenses	12,185
Custodian fee	215,413
Transfer and dividend disbursing agent fees	9,029
Legal and accounting services	90,460
Printing and postage	48,492
Interest expense and fees	697,583
Miscellaneous	26,242
Total expenses	$2,949,152
Deduct —
Reduction of custodian fee	$46
Total expense reductions	$46

Net expenses	$2,949,106

Net investment income	$7,566,976

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(1,985,397)
Investment transactions allocated from affiliated investment	17
Swap contracts	(223,760)
Foreign currency and forward foreign currency exchange contract transactions	867,672
Net realized loss	$(1,341,468)
Change in unrealized appreciation (depreciation) —
Investments	$451,948
Swap contracts	144,872
Foreign currency and forward foreign currency exchange contracts	(1,423,518)
Net change in unrealized appreciation (depreciation)	$(826,698)

Net realized and unrealized loss	$(2,168,166)

Net increase in net assets from operations	$5,398,810

23	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2015

Consolidated Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
From operations —
Net investment income	$7,566,976	$15,125,886
Net realized loss from investment transactions, written options, securities sold short, futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(1,341,468)	(1,595,319)
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	(826,698)	(3,305,507)
Net increase in net assets from operations	$5,398,810	$10,225,060
Distributions to shareholders —
From net investment income	$(9,897,478)*	$(14,281,714)
Tax return of capital	—	(6,033,550)
Total distributions	$(9,897,478)	$(20,315,264)
Capital share transactions —
Cost of shares repurchased (see Note 5)	$(5,757,080)	$(4,213,097)
Net decrease in net assets from capital share transactions	$(5,757,080)	$(4,213,097)

Net decrease in net assets	$(10,255,748)	$(14,303,301)

Net Assets
At beginning of period	$306,210,311	$320,513,612
At end of period	$295,954,563	$306,210,311

Accumulated distributions in excess of net investment income included in net assets
At end of period	$(2,831,830)	$(501,328)

*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

24	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2015

Consolidated Statement of Cash Flows (Unaudited)

Cash Flows From Operating Activities	Six Months Ended April 30, 2015
Net increase in net assets from operations	$5,398,810
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(66,745,996)
Investments sold	89,704,359
Increase in short-term investments, net, excluding foreign government securities	(1,044,898)
Net amortization/accretion of premium (discount)	3,965,217
Amortization of prepaid upfront fees on notes payable	4,598
Decrease in restricted cash	295,163
Decrease in interest receivable	169,283
Decrease in interest receivable from affiliated investment	482
Increase in receivable for variation margin on open centrally cleared swap contracts	(35)
Decrease in receivable for open forward foreign currency exchange contracts	1,185,992
Decrease in receivable for open swap contracts	115,938
Decrease in premium paid on open non-centrally cleared swap contracts	93,881
Decrease in tax reclaims receivable	3,261
Increase in other assets	(6,615)
Decrease in cash collateral due to brokers	(295,074)
Decrease in payable for variation margin on open centrally cleared swap contracts	(350)
Increase in payable for open forward foreign currency exchange contracts	251,187
Decrease in payable for open swap contracts	(250,917)
Decrease in payable to affiliate for investment adviser fee	(21,361)
Increase in payable to affiliate for Trustees’ fees	25
Decrease in accrued expenses	(118,186)
Decrease in unfunded loan commitments	(246,124)
Net change in unrealized (appreciation) depreciation from investments	(451,948)
Net realized loss from investments	1,985,397
Net cash provided by operating activities	$33,992,089

Cash Flows From Financing Activities
Distributions paid, net of reinvestments	$(9,897,478)
Repurchase of common shares	(5,765,835)
Payment of prepaid upfront fees on notes payable	(37,500)
Proceeds from notes payable	13,000,000
Repayment of notes payable	(31,000,000)
Net cash used in financing activities	$(33,700,813)

Net increase in cash*	$291,276

Cash at beginning of period(1)	$3,152,813

Cash at end of period(1)	$3,444,089

Supplemental disclosure of cash flow information
Cash paid for interest and fees	$741,721

(1)	Balance includes foreign currency, at value.

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $20,595.

25	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2015

Consolidated Financial Highlights

	Six Months Ended April 30, 2015 (Unaudited)		Year Ended October 31,
			2014	2013	2012	2011	2010
Net asset value — Beginning of period	$16.460		$16.970	$17.860	$17.800	$18.270	$17.660

Income (Loss) From Operations
Net investment income(1)	$0.412		$0.804	$0.824	$0.867	$0.822	$1.051
Net realized and unrealized gain (loss)	(0.114)		(0.261)	(0.634)	0.273	(0.132)	0.639

Total income from operations	$0.298		$0.543	$0.190	$1.140	$0.690	$1.690

Less Distributions
From net investment income	$(0.540	)*	$(0.759)	$(0.697)	$(0.732)	$(1.160)	$(1.080)
Tax return of capital	—		(0.321)	(0.383)	(0.348)	—	—

Total distributions	$(0.540)		$(1.080)	$(1.080)	$(1.080)	$(1.160)	$(1.080)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$0.042		$0.027	$—	$—	$—	$—

Net asset value — End of period	$16.260		$16.460	$16.970	$17.860	$17.800	$18.270

Market value — End of period	$14.760		$14.530	$15.290	$17.320	$16.350	$17.600

Total Investment Return on Net Asset Value(2)	2.59	%(3)	4.10%	1.47%	6.92%	4.35%	10.26%

Total Investment Return on Market Value(2)	5.43	%(3)	2.05%	(5.72)%	12.87%	(0.51)%	20.48%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$295,955		$306,210	$320,514	$337,400	$336,165	$345,073
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(4)	1.52	%(5)	1.53%	1.55%	1.47%	1.38%	1.27%
Interest and fee expense(6)	0.47	%(5)	0.36%	0.47%	0.55%	0.51%	0.46%
Total expenses(4)	1.99	%(5)	1.89%	2.02%	2.02%	1.89%	1.73%
Net investment income	5.11	%(5)	4.80%	4.72%	4.87%	4.52%	5.81%
Portfolio Turnover	15	%(3)	41%	48%	42%	35%	21%
Senior Securities:
Total notes payable outstanding (in 000’s)	$110,000		$128,000	$95,000	$115,000	$98,000	$98,000
Asset coverage per $1,000 of notes payable(7)	$3,690		$3,392	$4,374	$3,934	$4,430	$4,521

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	Not annualized.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Annualized.

(6)	Interest and fee expense relates to borrowings for the purpose of financial leverage (see Note 7) and securities sold short.

(7)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

26	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2015

Notes to Consolidated Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Short Duration Diversified Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of seeking capital appreciation to the extent consistent with its primary goal.

Prior to April 7, 2015, the Fund sought to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance EVG Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. As of the close of business on April 6, 2015, the Fund fully redeemed its investment in the Subsidiary. Net assets of the Subsidiary at such date, consisting primarily of cash and investments, were transferred to the Fund with no gain or loss for financial reporting purposes. The Fund is in the process of dissolving the Subsidiary with the Cayman Islands authorities and it is scheduled to dissolve on or about October 31, 2015. The accompanying consolidated financial statements include the accounts of the Subsidiary through April 6, 2015. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Commodities. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps (other than centrally cleared) are normally valued using valuations provided by a third party pricing service. Such pricing service

27

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2015

Notes to Consolidated Financial Statements (Unaudited) — continued

valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C   Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Fees associated with loan amendments are recognized immediately. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Withholding taxes on foreign interest have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Fund is treated as a U.S. shareholder of the Subsidiary. As a result, the Fund is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

As of April 30, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Fund may enter into certain loan or credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Consolidated Portfolio of Investments.

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H  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, commodity or currency, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

L  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

M  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

N  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Fund and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or

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Notes to Consolidated Financial Statements (Unaudited) — continued

losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

O  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 9. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

P  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

Q  Repurchase Agreements — A repurchase agreement is the purchase by the Fund of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Fund typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Fund will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Fund is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Fund normally will have used the purchased securities to settle the short sale, the Fund will segregate liquid assets equal to the marked to market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Fund may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

R  Securities Sold Short — A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. When making a short sale, the Fund segregates liquid assets with the custodian equal to its obligations under the short sale. Until the security is replaced, the Fund is required to repay the lender any interest, which accrues during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Fund sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest payable on securities sold short is recorded as an expense.

S  Stripped Mortgage-Backed Securities — The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience

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Notes to Consolidated Financial Statements (Unaudited) — continued

greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

T  Consolidated Statement of Cash Flows — The cash amount shown in the Consolidated Statement of Cash Flows of the Fund is the amount included in the Fund’s Consolidated Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

U  Interim Consolidated Financial Statements — The interim consolidated financial statements relating to April 30, 2015 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the consolidated financial statements.

2  Distributions to Shareholders and Income Tax Information

Subject to its Managed Distribution Plan, the Fund intends to make monthly distributions to shareholders and to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). In its distributions, the Fund intends to include amounts attributable to the imputed interest on foreign currency exposures through long and short positions in forward currency exchange contracts (represented by the difference between the foreign currency spot rate and the foreign currency forward rate) and the imputed interest derived from certain other derivative positions. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the consolidated financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. In certain circumstances, a portion of distributions to shareholders may include a return of capital component. For the six months ended April 30, 2015, the amount of distributions estimated to be a tax return of capital was approximately $1,653,000. The final determination of tax characteristics of the Fund’s distributions will occur at the end of the year, at which time it will be reported to the shareholders.

At October 31, 2014, the Fund, for federal income tax purposes, had capital loss carryforwards of $21,088,086 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2016 ($13,612,131), October 31, 2017 ($738,126), October 31, 2018 ($5,165,932) and October 31, 2019 ($1,571,897) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused.

The cost and unrealized appreciation (depreciation) of investments of the Fund at April 30, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$399,729,100

Gross unrealized appreciation	$10,276,338
Gross unrealized depreciation	(8,957,535)

Net unrealized appreciation	$1,318,803

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund and the Subsidiary. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and EVM and the investment advisory agreement between the Subsidiary and EVM, the Fund and Subsidiary each pay EVM a fee at an annual rate of 0.75% of its respective average daily total leveraged assets (excluding its interest in the Subsidiary in the case of the Fund), subject to the limitation described below, and is payable monthly. Total leveraged assets as referred to herein represent net assets plus liabilities or obligations attributable to investment leverage and the notional value of long and short forward currency contracts, futures contracts and swaps held by the Fund. The notional value of a contract for purposes of calculating total leveraged assets is the stated dollar value of the underlying reference instrument at the time the derivative position is entered into and remains constant throughout the life of the derivative contract. However, the derivative contracts are marked to market daily and any unrealized appreciation or depreciation is reflected in the Fund’s net assets. When the Fund holds both long and short forward currency contracts in the same foreign currency, the offsetting positions are netted for purposes of determining total leveraged assets. When the Fund holds other long and short positions in foreign obligations denominated in the same currency, total leveraged assets are calculated by excluding the smaller of the long or short position.

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Notes to Consolidated Financial Statements (Unaudited) — continued

The advisory agreements provide that if investment leverage exceeds 40% of the Fund’s total leveraged assets, EVM will not receive a management fee on total leveraged assets in excess of this amount. As of April 30, 2015, the Fund’s investment leverage was 44% of its total leveraged assets. For the six months ended April 30, 2015, the Fund’s investment adviser fee amounted to $1,849,748, or 0.68% (annualized) of the Fund’s average daily total leveraged assets and 1.25% (annualized) of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the six months ended April 30, 2015 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$24,522,971	$26,462,509
U.S. Government and Agency Securities	33,604,463	34,761,843

	$58,127,434	$61,224,352

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the six months ended April 30, 2015 and the year ended October 31, 2014.

On November 11, 2013, the Board of Trustees of the Fund authorized the repurchase by the Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value (NAV). The repurchase program does not obligate the Fund to purchase a specific amount of shares. During the six months ended April 30, 2015 and the year ended October 31, 2014, the Fund repurchased 401,100 and 284,100, respectively, of its common shares under the share repurchase program at a cost, including brokerage commissions, of $5,757,080 and $4,213,097, respectively, and an average price per share of $14.35 and $14.83, respectively. The weighted average discount per share to NAV on these repurchases amounted to 11.83% and 10.75% for the six months ended April 30, 2015 and the year ended October 31, 2014, respectively.

6  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at April 30, 2015 is as follows:

Forward Foreign Currency Exchange Contracts
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

5/4/15	Euro 6,173,965	Polish Zloty 24,896,948	Standard Chartered Bank	$—	$(16,329)	$(16,329)
5/4/15	Euro 2,410,281	Swedish Krona 22,193,000	BNP Paribas	—	(43,229)	(43,229)
5/4/15	Euro 828,279	Swedish Krona 7,791,000	Morgan Stanley & Co. International PLC	4,885	—	4,885

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Notes to Consolidated Financial Statements (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

5/4/15	Euro 721,620	Swedish Krona 6,782,000	Standard Chartered Bank	$3,568	$—	$3,568
5/4/15	Philippine Peso 26,830,000	United States Dollar 603,111	Goldman Sachs International	596	—	596
5/4/15	Polish Zloty 14,040,948	Euro 3,497,123	Bank of America, N.A.	26,318	—	26,318
5/4/15	Polish Zloty 10,856,000	Euro 2,705,208	Standard Chartered Bank	21,861	—	21,861
5/4/15	Swedish Krona 36,766,000	Euro 3,968,610	Deutsche Bank AG	44,242	—	44,242
5/4/15	United States Dollar 606,890	Philippine Peso 26,830,000	Goldman Sachs International	—	(4,375)	(4,375)
5/11/15	United States Dollar 3,735,485	Yuan Renminbi Offshore 23,612,000	Bank of America, N.A.	65,449	—	65,449
5/12/15	Mexican Peso 27,779,000	United States Dollar 1,770,784	BNP Paribas	—	(38,946)	(38,946)
5/12/15	Mexican Peso 2,162,000	United States Dollar 138,523	Standard Chartered Bank	—	(2,326)	(2,326)
5/12/15	United States Dollar 943,857	Mexican Peso 14,104,060	Bank of America, N.A.	—	(25,014)	(25,014)
5/12/15	United States Dollar 1,721,947	Mexican Peso 25,750,000	HSBC Bank USA, N.A.	—	(44,401)	(44,401)
5/12/15	United States Dollar 2,762,443	Mexican Peso 42,664,000	Standard Chartered Bank	17,007	—	17,007
5/13/15	Indonesian Rupiah 32,994,135,000	United States Dollar 2,493,888	Citibank, N.A.	—	(45,777)	(45,777)
5/13/15	Indonesian Rupiah 4,962,396,000	United States Dollar 381,811	Deutsche Bank AG	—	(161)	(161)
5/13/15	United States Dollar 1,559,393	Indonesian Rupiah 20,194,136,000	BNP Paribas	—	(4,985)	(4,985)
5/13/15	United States Dollar 1,370,555	Indonesian Rupiah 17,762,395,000	Goldman Sachs International	—	(3,327)	(3,327)
5/18/15	Euro 3,968,966	Swedish Krona 36,766,000	Deutsche Bank AG	—	(44,303)	(44,303)
5/19/15	United States Dollar 966,961	Chilean Peso 605,124,000	BNP Paribas	21,013	—	21,013
5/19/15	United States Dollar 560,260	Mexican Peso 8,370,000	JPMorgan Chase Bank, N.A.	—	(15,244)	(15,244)
5/19/15	United States Dollar 549,816	Mexican Peso 8,217,000	Morgan Stanley & Co. International PLC	—	(14,763)	(14,763)
5/21/15	New Turkish Lira 8,058,000	United States Dollar 3,360,599	BNP Paribas	360,567	—	360,567
5/21/15	United States Dollar 40,957	New Turkish Lira 107,500	Deutsche Bank AG	—	(934)	(934)
5/21/15	United States Dollar 5,534,049	New Turkish Lira 13,409,000	Standard Chartered Bank	—	(541,814)	(541,814)
5/26/15	United States Dollar 1,394,109	Indian Rupee 88,060,000	Bank of America, N.A.	—	(15,312)	(15,312)

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Notes to Consolidated Financial Statements (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

5/26/15	United States Dollar 1,527,143	Indian Rupee 96,462,000	Deutsche Bank AG	$—	$(16,792)	$(16,792)
5/27/15	Euro 6,151,354	United States Dollar 6,947,954	Bank of America, N.A.	38,947	—	38,947
5/27/15	Euro 12,873	United States Dollar 13,658	Standard Chartered Bank	—	(801)	(801)
5/27/15	United States Dollar 733,465	Euro 677,122	BNP Paribas	27,058	—	27,058
5/27/15	United States Dollar 1,656,967	Euro 1,461,000	Goldman Sachs International	—	(16,018)	(16,018)
5/27/15	United States Dollar 473,207	Euro 419,003	Standard Chartered Bank	—	(2,596)	(2,596)
5/27/15	United States Dollar 1,182,423	Singapore Dollar 1,595,591	Standard Chartered Bank	22,886	—	22,886
5/27/15	United States Dollar 1,055,567	Singapore Dollar 1,424,409	Standard Chartered Bank	20,431	—	20,431
5/29/15	Euro 3,634,379	United States Dollar 4,131,108	Goldman Sachs International	48,981	—	48,981
5/29/15	United States Dollar 1,493,636	Euro 1,372,197	Citibank, N.A.	47,612	—	47,612
6/2/15	United States Dollar 1,158,872	Brazilian Real 3,796,000	Standard Chartered Bank	88,648	—	88,648
6/4/15	Euro 2,658,813	British Pound Sterling 1,941,000	Standard Chartered Bank	—	(7,811)	(7,811)
6/4/15	United States Dollar 710,992	Kenyan Shilling 66,300,000	Citibank, N.A.	—	(14,013)	(14,013)
6/4/15	United States Dollar 2,782,516	Kenyan Shilling 261,000,000	Citibank, N.A.	—	(38,754)	(38,754)
6/5/15	Euro 113,122	United States Dollar 128,866	Goldman Sachs International	1,796	—	1,796
6/5/15	Euro 4,421,063	United States Dollar 5,050,667	Standard Chartered Bank	84,487	—	84,487
6/5/15	Euro 978,847	United States Dollar 1,115,367	Standard Chartered Bank	15,828	—	15,828
6/8/15	United States Dollar 1,228,053	Philippine Peso 54,773,000	Citibank, N.A.	—	(1,986)	(1,986)
6/9/15	United States Dollar 464,979	Indian Rupee 29,290,000	Deutsche Bank AG	—	(7,909)	(7,909)
6/9/15	United States Dollar 592,804	Indian Rupee 37,342,000	Standard Chartered Bank	—	(10,083)	(10,083)
6/11/15	Euro 3,491,036	Polish Zloty 14,040,948	Bank of America, N.A.	—	(26,246)	(26,246)
6/11/15	Euro 2,700,484	Polish Zloty 10,856,000	Standard Chartered Bank	—	(21,786)	(21,786)
6/11/15	United States Dollar 309,444	Zambian Kwacha 2,310,000	Standard Chartered Bank	—	(4,895)	(4,895)
6/12/15	United States Dollar 671,835	Singapore Dollar 935,000	Barclays Bank PLC	34,260	—	34,260
6/12/15	United States Dollar 191,934	Zambian Kwacha 1,404,000	Citibank, N.A.	—	(6,911)	(6,911)

34

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Notes to Consolidated Financial Statements (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

6/12/15	United States Dollar 127,284	Zambian Kwacha 906,900	Citibank, N.A.	$—	$(7,770)	$(7,770)
6/12/15	United States Dollar 310,948	Zambian Kwacha 2,186,900	Citibank, N.A.	—	(22,752)	(22,752)
6/15/15	United States Dollar 2,369,549	Ugandan Shilling 6,570,760,006	Citibank, N.A.	—	(201,717)	(201,717)
6/17/15	United States Dollar 919,424	Zambian Kwacha 7,150,000	Standard Chartered Bank	20,817	—	20,817
6/17/15	United States Dollar 307,517	Zambian Kwacha 2,265,000	Standard Chartered Bank	—	(9,665)	(9,665)
6/18/15	Euro 1,987,065	Norwegian Krone 17,250,000	BNP Paribas	55,619	—	55,619
6/18/15	United States Dollar 1,625,654	Chilean Peso 1,043,751,000	BNP Paribas	73,719	—	73,719
6/18/15	United States Dollar 638,238	Chilean Peso 411,408,000	BNP Paribas	31,592	—	31,592
6/18/15	United States Dollar 1,287,044	Chilean Peso 799,383,290	BNP Paribas	14,464	—	14,464
6/18/15	United States Dollar 179,806	Zambian Kwacha 1,311,000	Standard Chartered Bank	—	(7,480)	(7,480)
6/18/15	United States Dollar 421,527	Zambian Kwacha 3,084,300	Standard Chartered Bank	—	(16,107)	(16,107)
6/22/15	United States Dollar 2,043,874	Indian Rupee 128,738,000	BNP Paribas	—	(39,707)	(39,707)
6/22/15	United States Dollar 1,080,343	Indian Rupee 68,060,000	Goldman Sachs International	—	(20,799)	(20,799)
6/23/15	United States Dollar 2,996,551	Yuan Renminbi Offshore 18,682,000	Bank of America, N.A.	—	(675)	(675)
6/25/15	United States Dollar 598,298	Zambian Kwacha 4,253,900	Barclays Bank PLC	—	(40,802)	(40,802)
6/30/15	British Pound Sterling 1,004,796	United States Dollar 1,493,529	Goldman Sachs International	—	(48,232)	(48,232)
6/30/15	Euro 2,350,545	Romanian Leu 10,421,141	BNP Paribas	764	—	764
7/8/15	United States Dollar 2,344,615	Colombian Peso 5,955,323,000	BNP Paribas	140,963	—	140,963
7/8/15	United States Dollar 2,133,063	Colombian Peso 5,315,593,000	BNP Paribas	85,511	—	85,511
7/15/15	Euro 1,266,709	United States Dollar 1,366,170	Standard Chartered Bank	—	(57,489)	(57,489)
7/15/15	United States Dollar 39,920	Euro 37,149	BNP Paribas	1,832	—	1,832
7/24/15	United States Dollar 624,387	Azerbaijani Manat 509,000	Standard Bank PLC	—	(118,824)	(118,824)
8/4/15	United States Dollar 300,631	Philippine Peso 13,440,000	Australia and New Zealand Banking Group Limited	—	(664)	(664)
8/4/15	United States Dollar 299,512	Philippine Peso 13,390,000	Nomura International PLC	—	(662)	(662)
8/26/15	Euro 287,450	Serbian Dinar 36,670,000	Citibank, N.A.	14,967	—	14,967

35

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Notes to Consolidated Financial Statements (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

9/21/15	United States Dollar 1,422,343	Mauritian Rupee 52,200,000	Standard Chartered Bank	$84,316	$—	$84,316
9/28/15	United States Dollar 913,284	Uruguayan Peso 24,750,000	HSBC Bank USA, N.A.	—	(14,145)	(14,145)
10/8/15	United States Dollar 899,484	Azerbaijani Manat 732,000	Standard Bank PLC	—	(179,508)	(179,508)
10/13/15	Euro 549,381	Serbian Dinar 71,914,000	Citibank, N.A.	41,068	—	41,068
10/13/15	Euro 67,310	Serbian Dinar 8,784,000	Deutsche Bank AG	4,785	—	4,785
10/26/15	United States Dollar 648,999	Uruguayan Peso 18,000,000	HSBC Bank USA, N.A.	—	(547)	(547)
10/28/15	United States Dollar 588,637	Zambian Kwacha 4,741,000	Standard Chartered Bank	—	(3,996)	(3,996)
1/13/16	New Turkish Lira 817,000	United States Dollar 296,450	BNP Paribas	10,960	—	10,960
1/13/16	New Turkish Lira 461,000	United States Dollar 169,348	BNP Paribas	8,258	—	8,258
1/13/16	New Turkish Lira 1,248,320	United States Dollar 443,374	BNP Paribas	7,166	—	7,166
1/13/16	New Turkish Lira 937,000	United States Dollar 343,977	Standard Chartered Bank	16,555	—	16,555
1/13/16	United States Dollar 1,090,107	New Turkish Lira 2,674,000	Bank of America, N.A.	—	(155,714)	(155,714)
1/13/16	United States Dollar 323,293	New Turkish Lira 789,320	Deutsche Bank AG	—	(47,476)	(47,476)
1/29/16	Euro 2,525,943	Serbian Dinar 323,446,991	Citibank, N.A.	15,198	—	15,198

				$1,624,994	$(2,032,572)	$(407,578)

Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

LCH.Clearnet	HUF	80,000	Pays	6-month HUF BUBOR	5.12%	1/16/17	$18,942
LCH.Clearnet	HUF	80,000	Receives	6-month HUF BUBOR	7.63	1/16/17	(33,407)

							$(14,465)

HUF	–	Hungarian Forint

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Notes to Consolidated Financial Statements (Unaudited) — continued

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Bank of America, N.A.	HUF	139,000	Pays	6-month HUF BUBOR	5.13%	12/21/16	$33,152
Bank of America, N.A.	PLN	838	Pays	6-month PLN WIBOR	4.34	7/30/17	19,486
Bank of America, N.A.	PLN	838	Receives	6-month PLN WIBOR	3.35	7/30/17	(12,691)
Bank of America, N.A.	PLN	2,560	Pays	6-month PLN WIBOR	3.83	11/14/17	40,529
Bank of America, N.A.	PLN	2,560	Receives	6-month PLN WIBOR	3.61	11/14/17	(35,980)
Bank of America, N.A.	PLN	2,900	Receives	6-month PLN WIBOR	3.52	11/16/17	(38,548)
Barclays Bank PLC	PLN	2,900	Pays	6-month PLN WIBOR	3.81	11/16/17	45,508
Barclays Bank PLC	PLN	4,890	Pays	6-month PLN WIBOR	3.82	11/19/17	77,105
Barclays Bank PLC	PLN	4,890	Receives	6-month PLN WIBOR	3.53	11/19/17	(65,356)
BNP Paribas	PLN	2,147	Pays	6-month PLN WIBOR	4.25	8/7/17	48,226
BNP Paribas	PLN	2,147	Receives	6-month PLN WIBOR	3.60	8/7/17	(36,915)
BNP Paribas	PLN	400	Pays	6-month PLN WIBOR	3.85	11/13/17	6,416
BNP Paribas	PLN	400	Receives	6-month PLN WIBOR	3.38	11/13/17	(4,912)
Citibank, N.A.	PLN	2,130	Pays	6-month PLN WIBOR	3.82	11/19/17	33,431
Citibank, N.A.	PLN	2,130	Receives	6-month PLN WIBOR	3.60	11/19/17	(29,711)
Deutsche Bank AG	PLN	550	Pays	6-month PLN WIBOR	3.79	11/16/17	8,542
Deutsche Bank AG	PLN	550	Receives	6-month PLN WIBOR	3.60	11/16/17	(7,692)
JPMorgan Chase Bank, N.A.	HUF	139,000	Receives	6-month HUF BUBOR	7.36	12/21/16	(55,567)
JPMorgan Chase Bank, N.A.	HUF	82,000	Pays	6-month HUF BUBOR	5.09	1/20/17	19,276
JPMorgan Chase Bank, N.A.	HUF	82,000	Receives	6-month HUF BUBOR	7.75	1/20/17	(35,064)

							$9,235

HUF	–	Hungarian Forint
PLN	–	Polish Zloty

Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate*		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

China	Bank of America, N.A.	$500	1.00	%(1)	3/20/17	$(6,842)	$(5,636)	$(12,478)
China	Barclays Bank PLC	863	1.00	(1)	3/20/17	(11,809)	(8,852)	(20,661)
China	Deutsche Bank AG	316	1.00	(1)	3/20/17	(4,324)	(3,080)	(7,404)
China	Deutsche Bank AG	369	1.00	(1)	3/20/17	(5,049)	(3,597)	(8,646)
Croatia	BNP Paribas	870	1.00	(1)	12/20/17	20,358	(30,940)	(10,582)
Croatia	Citibank, N.A.	1,500	1.00	(1)	12/20/17	35,101	(52,707)	(17,606)
Egypt	Bank of America, N.A.	1,400	1.00	(1)	9/20/15	3,290	(5,215)	(1,925)
Egypt	Citibank, N.A.	300	1.00	(1)	6/20/20	29,568	(17,095)	12,473
Egypt	Deutsche Bank AG	350	1.00	(1)	6/20/20	34,497	(20,040)	14,457
Egypt	Deutsche Bank AG	300	1.00	(1)	6/20/20	29,568	(15,201)	14,367
Egypt	Deutsche Bank AG	300	1.00	(1)	6/20/20	29,568	(17,200)	12,368
Guatemala	Citibank, N.A.	1,286	1.00	(1)	9/20/20	111,269	(53,243)	58,026
Lebanon	Credit Suisse International	100	1.00	(1)	6/20/15	(39)	(181)	(220)
Lebanon	Deutsche Bank AG	100	1.00	(1)	6/20/15	(39)	(181)	(220)

37

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Notes to Consolidated Financial Statements (Unaudited) — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate*		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Lebanon	HSBC Bank USA, N.A.	$1,250	1.00	%(1)	12/20/17	$59,957	$(94,023)	$(34,066)
Thailand	Barclays Bank PLC	1,900	0.97		9/20/19	(9,788)	—	(9,788)
Thailand	Citibank, N.A.	900	0.95		9/20/19	(3,850)	—	(3,850)
Tunisia	Barclays Bank PLC	350	1.00	(1)	9/20/17	8,927	(15,379)	(6,452)
Tunisia	Citibank, N.A.	360	1.00	(1)	9/20/17	9,182	(16,577)	(7,395)
Tunisia	Deutsche Bank AG	500	1.00	(1)	6/20/17	10,319	(16,935)	(6,616)
Tunisia	Goldman Sachs International	300	1.00	(1)	9/20/17	7,652	(11,636)	(3,984)
Tunisia	Nomura International PLC	400	1.00	(1)	12/20/17	12,107	(21,612)	(9,505)

						$359,623	$(409,330)	$(49,707)

*	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

At April 30, 2015, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objectives, the Fund is subject to the following risks:

Credit Risk:  The Fund enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

Foreign Exchange Risk:  The Fund engages in forward foreign currency exchange contracts to enhance total return and to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk:  The Fund utilizes various interest rate derivatives including interest rate swaps to enhance total return to seek to hedge against fluctuations in interest rates.

The Fund enters into swap contracts (other than centrally cleared swaps) and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At April 30, 2015, the fair value of derivatives with credit-related contingent features in a net liability position was $2,396,748. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $1,365,918 at April 30, 2015.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Fund, a

38

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Notes to Consolidated Financial Statements (Unaudited) — continued

corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Consolidated Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2015 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total

Net unrealized appreciation*	$—	$—	$18,942	$18,942
Receivable for open forward foreign currency exchange contracts	—	1,624,994	—	1,624,994
Receivable for open swap contracts; Premium paid on open non-centrally cleared swap contracts	401,363	—	331,671	733,034

Total Asset Derivatives	$401,363	$1,624,994	$350,613	$2,376,970

Derivatives not subject to master netting or similar agreements	$—	$—	$18,942	$18,942

Total Asset Derivatives subject to master netting or similar agreements	$401,363	$1,624,994	$331,671	$2,358,028

	Credit	Foreign Exchange	Interest Rate	Total

Net unrealized appreciation*	$—	$—	$(33,407)	$(33,407)
Payable for open forward foreign currency exchange contracts	—	(2,032,572)	—	(2,032,572)
Payable for open swap contracts; Premium paid on open non-centrally cleared swap contracts	(41,740)	—	(322,436)	(364,176)

Total Liability Derivatives	$(41,740)	$(2,032,572)	$(355,843)	$(2,430,155)

Derivatives not subject to master netting or similar agreements	$—	$—	$(33,407)	$(33,407)

Total Liability Derivatives subject to master netting or similar agreements	$(41,740)	$(2,032,572)	$(322,436)	$(2,396,748)

*	Amount represents cumulative unrealized appreciation or (depreciation) on centrally cleared swap contracts in the Centrally Cleared Swaps Contracts table above. Only the current day’s variation margin on open centrally cleared swap contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

39

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Notes to Consolidated Financial Statements (Unaudited) — continued

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of April 30, 2015.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$227,171	$(227,171)	$—	$—	$—
Barclays Bank PLC	165,800	(127,755)	—	—	38,045
BNP Paribas	914,486	(168,694)	(630,614)	—	115,178
Citibank, N.A.	337,396	(337,396)	—	—	—
Deutsche Bank AG	161,521	(134,679)	—	—	26,842
Goldman Sachs International	59,025	(59,025)	—	—	—
HSBC Bank USA, N.A.	59,957	(59,093)	(864)	—	—
JPMorgan Chase Bank, N.A.	19,276	(19,276)	—	—	—
Morgan Stanley & Co. International PLC	4,885	(4,885)	—	—	—
Nomura International PLC	12,107	(662)	(11,445)	—	—
Standard Chartered Bank	396,404	(396,404)	—	—	—

	$2,358,028	$(1,535,040)	$(642,923)	$—	$180,065

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Australia and New Zealand Banking Group Limited	$(664)	$—	$—	$—	$(664)
Bank of America, N.A.	(317,022)	227,171	—	—	(89,851)
Barclays Bank PLC	(127,755)	127,755	—	—	—
BNP Paribas	(168,694)	168,694	—	—	—
Citibank, N.A.	(373,241)	337,396	35,845	—	—
Credit Suisse International	(39)	—	39	—	—
Deutsche Bank AG	(134,679)	134,679	—	—	—
Goldman Sachs International	(92,751)	59,025	33,726	—	—
HSBC Bank USA, N.A.	(59,093)	59,093	—	—	—
JPMorgan Chase Bank, N.A.	(105,875)	19,276	86,599	—	—
Morgan Stanley & Co. International PLC	(14,763)	4,885	—	—	(9,878)
Nomura International PLC	(662)	662	—	—	—
Standard Bank PLC	(298,332)	—	298,332	—	—
Standard Chartered Bank	(703,178)	396,404	51,001	—	(255,773)

	$(2,396,748)	$1,535,040	$505,542	$—	$(356,166)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

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Notes to Consolidated Financial Statements (Unaudited) — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the six months ended April 30, 2015 was as follows:

Consolidated Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Swap contracts	$(201,917)	$—	$(21,843)
Foreign currency and forward foreign currency exchange contract transactions	—	941,630	—

Total	$(201,917)	$941,630	$(21,843)

Change in unrealized appreciation (depreciation) —
Swap contracts	$124,260	$—	$20,612
Foreign currency and forward foreign currency exchange contracts	—	(1,437,179)	—

Total	$124,260	$(1,437,179)	$20,612

The average notional amounts of derivative contracts outstanding during the six months ended April 30, 2015, which are indicative of the volume of these derivative types, were as follows:

Forward Foreign Currency Exchange Contracts	Swap Contracts
$127,959,000	$30,245,000

7  Credit Agreement

The Fund has entered into a Credit Agreement (the Agreement) with a bank to borrow up to a limit of $150 million pursuant to a 364-day revolving line of credit, which is in effect through March 22, 2016. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, the Fund pays a commitment fee of 0.15% on the borrowing limit. The Fund also paid a renewal fee of $37,500, which is being amortized to interest expense over a period of one year through March 2016. The unamortized balance at April 30, 2015 is $32,902 and is included in prepaid upfront fees on notes payable in the Consolidated Statement of Assets and Liabilities. The Fund is required to maintain certain net asset levels during the term of the Agreement. At April 30, 2015, the Fund had borrowings outstanding under the Agreement of $110,000,000 at an interest rate of 0.95%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at April 30, 2015 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 9) at April 30, 2015. For the six months ended April 30, 2015, the average borrowings under the Agreement and the average annual interest rate (excluding fees) were $123,397,790 and 0.95%, respectively.

8  Risks Associated with Foreign Investments

The Fund’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

41

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2015

Notes to Consolidated Financial Statements (Unaudited) — continued

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2015, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Interests	$—	$163,209,028	$60,914	$163,269,942
Collateralized Mortgage Obligations	—	61,206,015	—	61,206,015
Commercial Mortgage-Backed Securities	—	21,952,713	—	21,952,713
Mortgage Pass-Throughs	—	72,812,096	—	72,812,096
Asset-Backed Securities	—	14,360,877	—	14,360,877
Corporate Bonds & Notes	—	2,543,227	—	2,543,227
Foreign Corporate Bonds	—	679,695	—	679,695
Foreign Government Bonds	—	31,588,321	—	31,588,321
U.S. Treasury Obligations	—	9,971,090	—	9,971,090
Common Stocks	—	331,450	881,803	1,213,253
Convertible Preferred Stocks	—	69,804	—	69,804
Short-Term Investments —
Foreign Government Securities	—	11,163,566	—	11,163,566
U.S. Treasury Obligations	—	3,000,069	—	3,000,069
Other	—	7,217,235	—	7,217,235

Total Investments	$—	$400,105,186	$942,717	$401,047,903

Forward Foreign Currency Exchange Contracts	$—	$1,624,994	$—	$1,624,994
Swap Contracts	—	751,976	—	751,976

Total	$—	$402,482,156	$942,717	$403,424,873

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(2,032,572)	$—	$(2,032,572)
Swap Contracts	—	(397,583)	—	(397,583)

Total	$—	$(2,430,155)	$—	$(2,430,155)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended April 30, 2015 is not presented.

At April 30, 2015, there were no investments transferred between Level 1 and Level 2 during the six months then ended.

42

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2015

Notes to Consolidated Financial Statements (Unaudited) — continued

10  Legal Proceedings

In May 2015, the Fund was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT is seeking (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Fund is approximately $899,000 (equal to 0.30% of net assets at April 30, 2015). The Fund cannot predict the outcome of these proceedings or the effect, if any, on the Fund’s net asset value. The attorneys’ fees and costs related to these actions will be expensed by the Fund as incurred.

43

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2015

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on February 19, 2015. The following action was taken by the shareholders:

Item 1:  The election of Scott E. Eston, Thomas E. Faust Jr. and Cynthia E. Frost as Class I Trustees of the Fund, each for a three-year term expiring in 2018.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
Scott E. Eston	16,965,465	356,649
Thomas E. Faust Jr.	16,968,552	353,562
Cynthia E. Frost	16,956,657	365,457

44

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2015

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised, administered and/or distributed by Eaton Vance Management or its affiliates (the “Eaton Vance Funds”) held on April 27, 2015, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2015. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following:

Information about Fees, Performance and Expenses

•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes it employs;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

45

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2015

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2015, with respect to one or more funds, the Board met nine times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, seventeen, seven, eleven and thirteen times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund, and considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as processes for monitoring best execution of portfolio transactions and risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Eaton Vance Short Duration Diversified Income Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of such investment personnel in analyzing factors such as credit risk and special considerations relevant to investing in senior, secured floating rate loans, foreign debt obligations, including debt of emerging market issuers, and mortgage-backed securities. The Board considered the Adviser’s in-house research capabilities as well as other resources available to personnel of the Adviser. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain investment personnel. In addition, the Board considered the time and attention devoted to the Fund by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the management of the Fund, including the provision of administrative services.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio

46

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2015

Board of Trustees’ Contract Approval — continued

valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices. The Board’s review included comparative performance data for the one-, three- and five-year periods ended September 30, 2014 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2014, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board noted that the Fund has established a wholly-owned subsidiary to accommodate the Fund’s commodity-related investments. The subsidiary is managed pursuant to a separate investment advisory agreement that is subject to annual approval by the Board. The subsidiary’s fee rates are the same as those charged to the Fund, and the Fund will not pay any additional management fees with respect to its assets invested in the subsidiary. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the fund complex level.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also considered the fact that the Fund is not continuously offered and that the Fund’s assets are not expected to increase materially in the foreseeable future. The Board concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not warranted at this time.

47

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2015

Officers and Trustees

Officers of Eaton Vance Short Duration Diversified Income Fund

Payson F. Swaffield

President

Maureen A. Gemma

Vice President, Secretary and

Chief Legal Officer

James F. Kirchner

Treasurer

Paul M. O’Neil

Chief Compliance Officer

Trustees of Eaton Vance Short Duration Diversified Income Fund

Ralph F. Verni

Chairman

Scott E. Eston

Thomas E. Faust Jr.*

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

William H. Park

Ronald A. Pearlman

Helen Frame Peters

Susan J. Sutherland**

Harriett Tee Taggart

*	Interested Trustee
**	Ms. Sutherland began serving as a Trustee effective May 1, 2015.

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of April 30, 2015, Fund records indicate that there are 9 registered shareholders and approximately 9,889 shareholders owning the Fund shares in street name, such as through brokers, banks and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVG.

48

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

49

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Fund Offices

Two International Place

Boston, MA 02110

7741 4.30.15

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

Not required in this filing.

Item 4. Principal Accountant Fees and Services

Not required in this filing.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period*	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Programs	Maximum Number of Shares that May Yet Be Purchased Under the Programs*
November 2014	86,900	$14.46	86,900	1,517,660
December 2014	200,000	$14.24	200,000	1,317,660
January 2015	4,500	$14.27	4,500	1,313,160
February 2015	20,000	$14.39	20,000	1,293,160
March 2015	41,500	$14.33	41,500	1,251,660
April 2015	48,200	$14.63	48,200	1,203,460
Total	401,100	$14.35	401,100

*	On November 11, 2013, the Fund’s Board of Trustees approved a share repurchase program authorizing the Fund to repurchase up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program was announced on November 15, 2013.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Short Duration Diversified Income Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	June 10, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	June 10, 2015

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	June 10, 2015